As filed with the Securities and Exchange Commission on April 28, 2000.

                                                  			File No. 2-81956
                                                             811-3627

                   SECURITIES AND EXCHANGE COMMISSION
                        Washington, D.C. 20549
                              Form N - 1A

	     REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
                   Post-Effective Amendment No. 22	 X
                                 AND/OR
              REGISTRATION STATEMENT UNDER THE INVESTMENT
                           COMPANY ACT OF 1940
                   Post-Effective Amendment No. 22	 X

                     Greenspring Fund, Incorporated
           (Exact Name of Registrant as Specified in Charter)

                     2330 West Joppa Road, Suite 110
                     Lutherville, Maryland 21093-4641
           (Address of Principal Executive Offices)	(Zip Code)

Registrant's Telephone Number, including Area Code (410)823-5353

                    Mr. Charles vK. Carlson, President
                     2330 West Joppa Road, Suite 110
                     Lutherville, Maryland 21093-4641
                  (Name and address of Agent for Service)

Copies To:

                           R. Darrell Mounts
                       Kirkpatrick & Lockhart LLP
                     1800 Massachusetts Avenue, NW
                             Second Floor
                       Washington, DC 20036-1800
                       Telephone:  (202)778-9298
                       Telecopier:  (202)778-9100

Approximate Date of Proposed Public Offering: As soon as practicable after the effective date.

It is proposed that this filing will become effective (check appropriate line) immediately upon filing pursuant to paragraph (b)

   X  on May 1, 2000 pursuant to paragraph (b)

      60 days after filing pursuant to paragraph (a)

      on May 1, 2000 pursuant to paragraph (a), of Rule 485.

The Registrant has registered an indefinite number of shares of Common Stock under the Securities Act of 1933 pursuant to Rule 24f-2 under the Investment Company Act of 1940. The Registrant filed with the Commission a Rule 24f-2 Notice for the Registrant's most recent fiscal year on February 11, 2000.



                            Greenspring Fund,
                              Incorporated

                                 <LOGO>

                               Prospectus


                              May 1, 2000








                  The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

                             Table of Contents


Greenspring Fund at a Glance..............................................2
Performance...............................................................3
Fund Expenses.............................................................5
Investment Objective, Principal Investment Strategies
 and Related Risks........................................................5
Management...............................................................10
Purchase of Shares.......................................................12
Redemption of Shares.....................................................13
Dividends, Distributions and Taxes.......................................16
Financial Highlights.....................................................21



                       GREENSPRING FUND AT A GLANCE

The following information may be helpful in determining if we are an appropriate investment for you.

Investment Objective. Long-term capital appreciation through a total return approach to investing. Income is an important, but secondary, factor.

Principal Investment Strategies.  We primarily invest in companies whose stocks are considered undervalued by our investment adviser relative to their peers or the general market. Our investment adviser often selects companies that possess a catalyst such as management changes, industry developments, new products or changing corporate structures that may result in the appreciation of the security. Our investment adviser incorporates the timing
of the catalyst into its decision to sell a security.   We may also invest in
bonds rated below investment grade. In addition, we may invest in bonds and preferred stocks that are convertible into common stock of the issuer. Convertible securities have general characteristics similar to both bonds and common stocks and provide the opportunity of capital appreciation should the underlying common stock increase in value. We may invest in companies in the process of financial restructurings, reorganizations, corporate turnarounds, and liquidations.

Type of Investments. A combination of common stocks, preferred stocks, bonds (which may be high yield, high risk), convertible bonds and government securities.

Principal Investment Risks. There is a risk that you could lose all or a portion of your investment in the Fund. Although we invest in companies we consider undervalued relative to their peers or the general market, there is a risk that these securities may decline or may not reach what the portfolio manager believes is its full value. We invest in companies regardless of
                                    2

market capitalization. Small capitalization securities tend to be more volatile and less liquid than large capitalization securities, which can negatively affect our ability to purchase or sell these securities. Bonds have two main sources of risk, which are interest rate risk and credit risk. Interest rate risk is the chance that interest rates may rise causing bond prices to fall. Credit risk is the chance that a bond's credit rating could be downgraded because of some adverse business event, which reduces its ability to make timely payments of principal and interest. In addition, bonds rated below investment grade are more sensitive to economic conditions and individual corporate developments than those of higher-rated securities, which may adversely affect their value.

Type of Investors. We are designed for long-term investors seeking capital appreciation with some dividend income. You should not invest in us for short-term financial needs or for short-term investment in the stock market.


                              PERFORMANCE

The following information provides an indication of the risk of investing with us. The bar chart shows our performance in each calendar year over a ten-year period. The table shows how our average annual returns for one, five and ten years compare with those of broad-based securities market indices. Our past performance is not an indication of our future performance.

                    Performance for the Past 10 Years
                                 (chart)
                         1990               -6.50%
                         1991               19.34%
                         1992               16.52%
                         1993               14.65%
                         1994                2.83%
                         1995               18.79%
                         1996               22.65%
                         1997               23.95%
                         1998              -15.97%
                         1999                2.64%

                    Best and Worst Performing Quarters
                         During the Last 10 Years


                               Quarter/Year        Total Return
               Best            June 30, 1999          10.74%
               Worst           September 30, 1998    -19.55%


                Average Returns Compared Broad-Based Indices


                                1 Year       5 Years      10 Years
Greenspring Fund                 2.64%        9.27%         9.09%
Russell 2000 Index              21.26%       16.69%        13.40%
Lipper Balanced Fund Index       8.98%       16.33%        12.26%
Lipper Mid Cap Value Index      11.94%       14.88%        11.79%

                             FUND EXPENSES

You may incur the following expenses if you buy and hold our shares:

Shareholder Fees (paid directly from your
    investment)                                               None

Annual Operating Expenses (expenses deducted
    from assets)
    Management fees                                          0.75%
    Other expenses (refer to Annual Report)                  0.33%
                                                             -----
      Total Operating Expenses                               1.08%
                                                             =====

Compare the cost of investing with us to the cost of investing with other mutual funds using the following example. Assume that:
* You invest $10,000 with us for the periods indicated.
* You redeem at the end of each of the periods indicated.
* Your investment has a 5% total return each year.
* Our operating expenses remain the same each year.

        1 Year        3 Years       5 Years         10 Years
         $110          $343          $595            $1,317

Your actual costs and our performance may be higher or lower than the above example.


  Investment Objective, Principal Investment Strategies and Related Risks

Investment Objective. Our principal investment objective is to provide you with long-term capital appreciation through a total return approach to investing. In pursuing our objective, we invest in a combination of common stocks, preferred stocks, bonds (which may be high yield, high risk), convertible bonds and government securities. Current income is an important, but secondary, factor in the selection of our investments.

Principal Investment Strategies. We invest in a diversified portfolio of securities considered by our investment adviser to be undervalued relative to their peers or the general market. We may invest in companies regardless of market capitalization, sales, total assets or earnings. Our strategies include:
* Value-oriented Equity Securities. Value investing generally emphasizes equities of companies which may be out of favor or from which the market does not expect strong growth. We will buy equities that trade at levels which our investment adviser believes represent a discount to their historical valuations, the valuations of their peers, the valuations of the overall market, and/or the company's value as a private company.
  Our investment adviser researches each security separately and, where appropriate, analyzes the company's:
  * profitability
  * balance sheet strength
  * ability to generate free cash flow
  * value of unrecognized assets
  * ability to capitalize upon the company's assets and anticipated economic trends
Other characteristics that our investment adviser looks for in our equity investments may include, but are not limited to:
  * A high quality, deep management team. We invest in companies that historically have acted in their shareholders' best interests and have managed their companies with the goal of improving the stock price.
    Often, these management teams have a significant investment in the company's stock, helping to ensure that the interests of the shareholders are aligned with the management team.
  * Financial Strength. Companies that generate free cash flow are preferable over companies that need to raise capital to finance future growth. Free cash flow can be used to benefit shareholders through growth opportunities, dividend increases, stock repurchases or debt reduction.
  * Strong Industry Position. We invest in companies that our investment adviser believes have a strong position within their industry peer group. Companies with strong industry positions are better able to effectively adjust to industry changes.
* Workout Investments. Workout investments are special situation investments such as financial restructurings, reorganizations, corporate turnarounds, and liquidations. We anticipate a company-specific event at the time of purchase, which usually controls the performance of the investment more than other developments in the financial markets.

If we cannot find securities that meet our investment criteria or for cash management purposes, we may invest in short-term money market instruments, which should reduce downside volatility during periods of market weakness. As a result of investing in money market instruments, we may not achieve our investment objective.

Market Capitalization. Market capitalization measures the size and value of a company. It is calculated by multiplying a company's current market value per share by the total number of shares outstanding. A company's market capitalization falls into the category of micro-cap, small-cap, mid-cap or large-cap. We may invest in securities from each category.

Bonds. We can invest a portion of the portfolio in corporate or government bonds. Bonds are rated by credit agencies as to their credit quality.

We do not limit our investment in bonds to any certain rating category and may invest in bonds that are below investment grade including those that are in default at the time of purchase.

Other Investments. We can also invest in repurchase agreements and foreign securities as well as write or purchase call options (covered and uncovered) and put options. We use these investment practices infrequently. Please refer to the Statement of Additional Information for a more detailed description of these investment practices.

Principal Investment Risks. You may encounter the following risks by investing with us:
* General Risks
  * Value investing may be out of favor.
  * Industry sectors may be out of favor.
  * We may be unable to sell an investment quickly without a substantial price concession.
  * The stock market may drop.
* Company-specific Risks
  * Free cash flow may not be used as expected.
  * The timing of expected developments may take longer to occur than originally anticipated.
  * Small capitalization securities tend to be more volatile and less liquid than large capitalization securities.
* General Stock Risks
  * Stock prices may fall in response to many factors including general economic conditions, interest rates, investor perceptions, market liquidity, and actual or anticipated unfavorable earnings of the issuer.
* General Bond Risks
  * Interest rates may rise causing bond prices to fall.
  * The issuer may default on principal and/or interest payments.

  * We may experience difficulty selling a bond because of a thin trading market.
  * Bonds with longer maturities are typically more volatile than those with shorter maturities.
* High Yield Bond Risks
  * Prices and yields may be more volatile than  higher-rated securities.
  * Credit risk may be higher since issuers are more vulnerable to financial setbacks and recession than more creditworthy companies.
  * Deteriorating economic conditions or rising interest rates may weaken the issuer's ability to pay interest and repay principal than issuers of higher-rated securities.
  * High yield bonds may be less liquid than bonds that are higher-rated.


                       MANAGEMENT'S DISCUSSION OF
                           FUND PERFORMANCE

Market conditions during 1999 were very challenging for us as well as other value investors. Growth and technology sectors performed very well while the value sector lagged. The disparity between growth and value was most pronounced in the small and mid cap sectors where we primarily invest. The growth stock sector of the Russell 2000 was up 40% during the year, while the value sector declined 3%.

                                 (chart)

            Greenspring Fund   Russell 2000   Lipper Balanced Fund Index   Lipper Mid Cap Value Fund Index
12/31/89         $10,000          $10,000             $10,000                            $10,000
03/31/90          10,378            9,723               9,766                             10,005
06/30/90          10,262           10,049              10,217                             10,381
09/30/90           9,573            7,531               9,391                              9,027
12/31/90           9,349            7,855              10,066                              9,392
03/31/91          10,289           10,161              11,114                             10,987
06/30/91          10,663            9,959              11,144                             10,987
09/30/91          10,819           10,705              11,848                             11,647
12/31/91          11,157           11,286              12,665                             11,997
03/31/92          11,522           12,103              12,516                             12,425
06/30/92          11,657           11,209              12,716                             12,280
09/30/92          12,339           11,463              13,117                             12,614
12/31/92          13,000           13,133              13,610                             13,552
03/31/93          14,059           13,620              14,251                             14,222
06/30/93          14,209           13,866              14,543                             14,388
09/30/93          14,834           15,031              15,075                             15,021
12/31/93          14,904           15,366              15,238                             15,425
03/31/94          15,223           14,919              14,774                             14,933
06/30/94          15,232           14,279              14,661                             14,731
09/30/94          15,527           15,220              15,091                             15,517
12/31/94          15,327           14,878              14,926                             15,223
03/31/95          16,168           15,497              15,828                             16,027
06/30/95          17,279           16,856              16,936                             17,109
09/30/95          17,864           18,445              17,845                             18,423
12/31/95          18,206           18,777              18,643                             18,826
03/31/96          19,283           19,656              19,061                             19,772
06/30/96          19,573           20,597              19,447                             20,586
09/30/96          20,509           20,585              19,961                             21,197
12/31/96          22,329           21,548              21,077                             22,575
03/31/97          23,029           20,357              21,176                             22,153
06/30/97          25,088           23,555              23,459                             24,953
09/30/97          27,246           26,968              24,967                             28,257
12/31/97          27,677           25,970              25,356                             27,692
03/31/98          28,934           28,564              27,362                             30,458
06/30/98          27,401           27,179              27,778                             29,493
09/30/98          22,043           21,605              26,170                             23,833
12/31/98          23,256           25,072              29,182                             27,218
03/31/99          21,927           23,626              29,649                             26,137
06/30/99          24,281           27,193              30,980                             29,490
09/30/99          23,103           25,387              29,697                             27,326
12/31/99          23,871           29,990              31,800                             30,466

Our average annual returns for the one, five and ten year periods ended
December 31, 1999 were 2.64%, 9.27% and 9.09%, respectively. Average annual returns for more than one year assume a compounded rate of return and are not year-by-year results, which fluctuated over the periods shown. Past performance is not predictive of future performance.


                               MANAGEMENT

Portfolio Management.  Charles vK. Carlson is the President, Chairman of the
Board of Directors and portfolio manager of Greenspring Fund. He has been President since March 1993, Chairman of the Board of Directors since January
1994 and portfolio manager since January 1987. Mr. Carlson also holds the position of President and Director of Corbyn Investment Management, Inc. He graduated from The Johns Hopkins University with a degree in Political Economy.
He is a Chartered Financial Analyst.

                                    10

Investment Adviser. Corbyn Investment Management, Inc. ("Corbyn"), organized in 1973, is our investment adviser. Corbyn, located at 2330 West Joppa Road, Suite 108, Lutherville, Maryland 21093, is an investment adviser providing investment management services for pension funds, endowments and individuals since 1973. Subject to the supervision of our Board of Directors, places our orders to purchase and sell securities and provides us with a program of continuous investment management.

For the year ended December 31, 1999, we paid Corbyn (or its wholly-owned subsidiary, Key Equity Management Corporation ("Key Equity")) an annual rate of 0.75% of our average daily net assets. Key Equity was our investment adviser until October 14, 1999.

Administrator. Corbyn is also our administrator. Corbyn provides us with administrative services and personnel for fund accounting, regulatory reporting and other administrative matters.

As of April 1, 2000, Corbyn had discretionary authority over individual accounts holding 20% of our shares. Corbyn may be deemed to have a controlling interest in the Fund, but maintains that it does not control the Fund.



                                    11

                           PURCHASE OF SHARES

We offer the following types of accounts:

                                            Minimum
            Type of Account            Initial Investment
Individual/Joint                             $2,000
Trust                                        $2,000
Corporate/Partnership/Other                  $2,000
Gift to Minor                                $1,000
Automatic Investment Plan                    $1,000
Systematic Withdrawal Plan                   $10,000
Traditional/Roth/Simple/SEP IRA              $1,000

Initial Investment. You can send a completed application and check payable to the Greenspring Fund, Incorporated to:

             Regular Mail                   Overnight
             Greenspring Fund               Greenspring Fund
             c/o PFPC, Inc.                 c/o PFPC, Inc.
             P.O. Box 8997                  400 Bellevue Parkway
             Wilmington, DE 19899           Wilmington, DE 19809

We accept checks drawn in U.S. currency on a U.S bank. We do not accept cash, credit cards, third party checks (except for rollover accounts) or checks drawn on foreign banks.

You can also make an initial investment by wiring funds to PFPC Trust Company for a fee of $7.50. Wiring instructions are:

             	PFPC, Inc.
             	c/o PFPC Trust Company
	             Philadelphia, PA
	             ABA #031-0000-53

                                    12

              DDA #86-0172-6639
	             For credit to the Greenspring Fund
	             Further credit (your name)
	             Your Greenspring Fund account number

Before wiring your funds, please call PFPC at (800) 576-7498 to establish an account number. After speaking with a customer service representative, fax your completed application to (302) 791-4176.

Additional Investments. You can purchase additional shares by mailing a check, the minimum of which must be $100, payable to the Greenspring Fund together with:
* the detachable investment slip from your account statement or
* a letter indicating the amount of your purchase, your account number and the name in which your account is registered

You can also wire funds as described above. We may reject any purchase of additional shares below $100.

We do not accept telephone orders for the purchase of shares.  We make some exceptions for brokerage firms with whom we have certain operating
relationships.   We authorize these brokerage firms to accept orders from
their clients on behalf of us until the close of the New York Stock Exchange
(the "Exchange").  The brokers must transmit the order to PFPC by 8:00 p.m.
Eastern Standard Time to receive that day's closing share price.  We can modify, limit or terminate our telephone order procedures anytime.

Automatic Investment Plan. You can purchase shares on a monthly basis through an arrangement with your bank and PFPC. PFPC will deduct a predetermined amount from your bank account on or about the 20th of each month. The minimum amount is $100. You will receive a Statement of Account reflecting this purchase and

                                    13

your bank account will reflect the charge. To participate in this plan, please fill out the Automatic Investment Plan section on the Account Registration Form and mail it to PFPC. Please verify that your bank is able to accept
Automated Clearing House ("ACH") transactions and/or is a member of an ACH association. Your monthly investment normally becomes active within 30 days after we receive your application.

Confirmation of Transactions. You will receive a Statement of Account confirming each transaction made. The Statement of Account shows the date of the transaction, the number of shares purchased, the share price and the total balance of shares in your account. Please review your Statement of Account and report any discrepancies to PFPC.

Other Purchase Information. We can decline a purchase order if accepting the order would not in the best interest of existing shareholders.

You will be responsible for any loss incurred if your check or wire does not clear your bank. If you are an existing shareholder, we reserve the right to redeem shares from any identically registered account as reimbursement for the loss.

We do not issue certificates representing shares purchased unless specifically requested in writing.

If you purchase our shares through a broker, bank or other service provider, you will receive confirmation of your purchase from them. We will not have records of your transactions. A broker, bank or other service provider may impose charges for its services, have different minimums for first-time or additional investments or impose other restrictions that are not applicable

                                    14

if you purchase shares directly from us.

Shareholder Inquiries. You can access information on your account 24 hours a day, seven days a week from any touch-tone phone. Simply call (800) 576-7498 and follow the menu instructions. You can reach a customer service representative at (800) 576-7498 between the hours of 8:30 a.m. and 5:00 p.m.
Eastern Standard Time during any business day.

You can change the address on your account by calling PFPC. PFPC will mail a confirmation of your change of address to both your old and new address.

We will mail you periodic reports that include the portfolio manager's comments on his strategies and results along with a list of current portfolio holdings.
The Semi-Annual and Annual Reports also include financial statements. These reports will also be available on our web site, greenspringfund.com. To reduce expenses, we mail one report to each household regardless of the number of accounts registered to the household. You can request additional copies at no extra charge.

Share Price. We calculate our share price (commonly referred to as net asset value) each day the Exchange is open for business. We will not calculate our share price on a day the Exchange is closed for a national holiday. We compute our share price by subtracting our total liabilities (accrued expenses and other liabilities) from our total assets (investments, receivables and other assets) and dividing by the total number of shares outstanding.

Our net asset value is listed in the Wall Street Journal and most major newspapers. You can also call PFPC and listen to its daily recording.

                                    15

We must receive your purchase order before the close of regular trading on the Exchange (generally 4:00 p.m., Eastern Standard Time unless the Exchange closes early) for you to receive that day's closing net asset value. If we receive your purchase order after the close of regular trading on the Exchange, you will receive the next day's closing net asset value.

Pricing of Shares. We value our securities using price quotes from the principal market in which they trade. If a market quote is not available, we value the security at fair market value as determined in good faith by our Adviser as directed by our Board of Directors.

We value short-term investments at amortized cost, which approximates fair market value.


                           REDEMPTION OF SHARES

You can redeem shares any day the Exchange is open for business. You can redeem up to $25,000 by telephone (if previously set up on your account) or by fax. Any redemption over $25,000 must:
* be in writing
* have your original signature
* be signature guaranteed
* be mailed or sent by overnight delivery.

We make exceptions for certain brokerage firms with whom we have operating relationships.

Your proceeds will be mailed to you within seven days of your redemption request. If you are redeeming shares recently purchased by check, your proceeds may be delayed until your check has cleared, which may take up to fifteen days after the purchase date.

                                    16

Telephone Redemptions. You can redeem up to $25,000 (if previously set up on your account) by calling PFPC at (800) 576-7498 before the close of the Exchange. If you wish to set up telephone redemptions on your account, please fill out the appropriate section on the Account Registration form or send a letter to PFPC. You must provide certain information to PFPC on a recorded line to protect your account from any fraudulent instructions. Your proceeds will be mailed to the address of record. If you request your proceeds to be sent by wire, PFPC will only wire to your bank of record.

We will not be responsible for the authenticity of your instructions if reasonable security procedures are followed. If reasonable security procedures are not followed, we may be liable for any losses. We can modify, limit or terminate our telephone procedures at anytime.

Letter of Redemption. You can redeem shares by mailing a letter to PFPC with the following information:
* your account number
* the dollar value or number of shares you wish to redeem
* the preferred method of payment, whether by check, ACH or wire (if by ACH or wire, enclose proper banking information)
* your signature and the signature of anyone else listed on the account
* a signature guarantee if the dollar value of the redemption is over $25,000
* any supporting legal documentation that may be required
* any outstanding certificates representing shares to be redeemed

                                    17

You may fax your redemption request if it is $25,000 or less and no signature guarantee is required. PFPC's fax number is (302) 791-4176. We will not accept a faxed letter of redemption request for an amount greater than $25,000.

Systematic Withdrawal Plan. You can authorize PFPC to automatically redeem a predetermined number of shares or dollar value from your account on or about the 25th of each month or quarter-end. You must have a minimum of $10,000 in your account to begin this plan. You can redeem a minimum of $100 each month or quarter. To participate in this plan, please fill out the Systematic
Withdrawal Plan section on the Account Registration Form and mail it to PFPC.

Signature Guarantee. Signature guarantees are required to protect your account from fraud. You must provide a signature guarantee for the following:
* a redemption request over $25,000
* a redemption request within 30 days of an address change
* a redemption request where the proceeds are mailed to an address different from your address of record
* a redemption request where the proceeds are wired to a bank or brokerage account different from your bank or brokerage account of record
* a redemption request where the proceeds are payable to someone other than you
* any request to transfer redemption proceeds to an account with a registration different from yours
* to add or change wire instructions
* to change your name due to marriage or divorce
* to add or change a TOD beneficiary

You can obtain a signature guarantee from a bank, broker-dealer, credit union, any securities exchange or association, clearing agency, savings association or

                                    18

trust company.  A notary public can not provide a signature guarantee.

Redemptions in Kind. We normally pay all redemptions in cash, but we can fulfill a redemption request with payment in whole or in part in the form of our portfolio securities.

Account Balance. We reserve the right to automatically redeem your account and mail you the proceeds if your balance is below $1,000 due to redemptions during the year. We will not redeem your account if your balance is below
$1,000 due to market conditions. We will notify you in writing 60 days prior to the redemption of your account.

Incorrect Tax Identification Number. We reserve the right to automatically redeem your account if you furnish an incorrect social security or tax identification number. We will notify you in writing 30 days prior to the redemption of your account.

Temporary Suspension of Redemptions. We can temporarily suspend any redemption requests in case of emergency as directed by the Securities and Exchange Commission.


                    DIVIDENDS, DISTRIBUTIONS AND TAXES

Dividends and Distributions. Each year, we distribute substantially all of our net investment income and realized capital gains, if any. We declare dividends in July and December. Capital gains, if any, are declared in December. Dividends are derived from dividend and interest income we receive from securities in the portfolio. Capital gains are derived from selling a security at a price higher than our cost. You can elect how you wish to

                                    19

receive your dividends and capital gains on your Account Registration
Form or by letter.  You have the following options:
* reinvest all dividends and capital gains
* receive dividends in cash and reinvest capital gains
* reinvest dividends and receive capital gains in cash
* receive all dividends and capital gains in cash

If you decide to receive your dividends and capital gains in cash, you may choose one of the following methods of payment:
* check
* ACH (electronically credited to your bank account)
* wire transfer (for a fee of $7.50)

If the post office cannot deliver your check to your address of record or your check remains uncashed for six months, we will cancel your check and reinvest the proceeds into your account at the net asset value on the date of cancellation. We will not accrue interest on your uncashed distribution.
Thereafter, we will automatically reinvest your future dividends and capital gains.

You may want to avoid purchasing shares shortly before a distribution because a portion of the purchase price represents the distribution. Please inquire about our distribution schedule.

Taxes. You will be taxed on any dividends and capital gains regardless if they are paid in cash or reinvested into your account. Dividends and short-term capital gain distributions will be taxed as ordinary income. Long-term capital gain distributions will be taxed at long-term capital gain rates.
We will inform you of the amount and nature of such income or gains.

You will be taxed on any redemption of shares. You will recognize a capital gain or loss in an amount equal to the difference between your cost basis and

                                    20

the proceeds received. Your gain or loss will be characterized as short- or long-term depending on how long you have owned the shares. The wash sale rule prevents you from recognizing a loss if you purchase identical shares within 30 days before or after the date of redemption.

You may be subject to backup withholding if:
* you furnish an incorrect tax identification number
* the IRS notifies us that you are subject to backup withholding
* you fail to certify that you are not subject to backup withholding
* you live outside the U.S. and are not a U.S. citizen

You may also be subject to state and local taxes. Please consult a tax adviser with specific questions.


                          FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand our financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund's financial statements, are included in our Annual Report, which is available upon request.


                      GREENSPRING FUND, INCORPORATED
                           FINANCIAL HIGHLIGHTS
            (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)


                                                 1999     1998      1997     1996     1995
                                                 ----     ----      ----     ----     ----
Net Asset Value, Beginning of Period            $16.10   $20.04    $17.24   $15.05   $13.39
                                                ------   ------    ------   ------   ------
Income From Investment Operations
 Net Investment Income                            1.16     0.76      0.50     0.74     0.70
 Net Realized and Unrealized Gain/Loss
  on Investments                                 (0.73)   (3.91)     3.58     2.60     1.78
                                                -------  -------    ------  -------  -------
Total From Investment Operations                  0.43    (3.15)     4.08     3.34     2.48
                                                -------  -------    ------  -------  -------
Less Distributions
 Net Investment Income                           (1.12)   (0.75)    (0.67)   (0.59)   (0.69)
 Net Realized Gain on Investments                  -      (0.04)    (0.60)   (0.56)   (0.07)
 Distributions in Excess of Net
  Investment Income                                -        -       (0.01)     -        -
 Distributions in Excess of Net Realized Gains     -        -         -        -      (0.07)
                                                -------  -------    ------  -------  -------
Total Distributions                              (1.12)   (0.79)    (1.28)   (1.15)   (0.82)
                                                -------  -------    ------  -------  -------
Net Asset Value, End of Period                  $15.41   $16.10     $20.04  $17.24   $15.05
                                                =======  =======    ======  =======  =======
Total Return                                     2.64%   (15.97%)   23.95%  22.65%   18.79%
                                                =======  ========   ======  =======  =======
Ratios/Supplemental Data
------------------------
Net Assets, End of Period (000's)               $60,813  $113,884 $181,214  $91,492  $71,839
                                                =======  ======== ========  =======  =======
Ratio of Expenses to Average Net Assets          1.08%    1.01%     1.00%    1.04%    1.06%
                                                =======  ======== ========  =======  =======
Ratio of Net Investment Income to
 Average Net Assets                              6.10%    3.77%     3.10%    4.69%    4.97%
                                                =======  ======== ========  =======  =======
Portfolio Turnover                               91.27%   71.62%    46.17%   60.74%   65.19%
                                                =======  ======== ========  =======  =======


                                    21

                      GREENSPRING FUND, INCORPORATED
                      2330 West Joppa Road, Suite 110
                           Lutherville, MD 21093
                             (410) 823-5353
                             (800) 366-3863
                            greenspringfund.com

The Statement of Additional Information includes additional information about Greenspring Fund.

Additional information about our investments is available in our Semi-Annual
and Annual Reports.   The Annual Report discusses the market conditions and
investment strategies that significantly affected our performance during 1999.

You can obtain our Statement of Additional Information and quarterly reports from the SEC's internet site at http://www.sec.gov, from our internet site at greenspringfund.com or by e-mailing us at greenspring@corbyn.com.

Information about the Fund (including the Statement of Additional Information) can also be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. or may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the SEC, Washington, D.C. 20549-6009. Information on the operation of the public reference room may be obtained by calling the Commission at (800) SEC-0330.

If you have questions regarding your account, call Shareholder Services at
(800) 576-7498.

             DIRECTORS                                   TRANSFER AGENT
  Charles vK. Carlson, Chairman                            PFPC, Inc.
        William E. Carlson                            400 Bellevue Parkway
            David T. Fu                               Wilmington, DE 19890
        Michael J. Fusting                               (800) 576-7498
        Michael T. Godack
        Richard Hynson, Jr.                              ADMINISTRATOR
                                              Corbyn Investment Management, Inc.
              OFFICERS                         2330 West Joppa Road, Suite 108
        Charles vK. Carlson                           Lutherville, MD 21093
President and Chief Executive Officer
                                                           CUSTODIAN
         Michael T. Godack                            PFPC Trust Company
    Sr. Vice President and Chief                      8800 Tinicum Blvd.
         Compliance Officer                         Third Floor, Suite 200
                                                    Philadelphia, PA 19153
         Michael J. Fusting
    Sr. Vice President and Chief                     INDEPENDENT ACCOUNTANTS
         Financial Officer                         PricewaterhouseCoopers LLP
                                                       250 W. Pratt Street
       Elizabeth Agresta Swam                          Baltimore, MD 21201
       Secretary and Treasurer
                                                          LEGAL COUNSEL
         INVESTMENT ADVISER                         Kirkpatrick & Lockhart LLP
  Corbyn Investment Management, Inc.               1800 Massachusetts Ave., N.W.
   2330 West Joppa Road, Suite 108                          2nd Floor
        Lutherville, MD 21093                        Washington, DC 20036-1800

                         SEC File Number:  811-3627



                      GREENSPRING FUND, INCORPORATED
                              (the "Fund")

                            FORM N-1A, PART B

                    STATEMENT OF ADDITIONAL INFORMATION










The Statement of Additional Information is not a prospectus. It should be read in conjunction with the Fund's Prospectus dated May 1, 2000. You can request a Prospectus by calling the Fund at (410) 823-5353 or (800) 366-3863 or by writing to Greenspring Fund, Incorporated, 2330 West Joppa Road, Suite 110, Lutherville, Maryland 21093-4641. The SEC maintains an Internet site at http://www.sec.gov that contains the Prospectus, the Statement of Additional Information, quarterly reports to shareholders and other information regarding the Fund. This information can also be found on our Internet site at greenspringfund.com. The Fund's financial statements for the year ending December 31, 1999 and the report of independent accountants are included in the Fund's Annual Report and are hereby incorporated by reference.

This Statement of Additional Information is dated May 1, 2000.



                           TABLE OF CONTENTS



ORGANIZATION..............................................................2

DESCRIPTION OF THE FUND AND ITS
  INVESTMENTS AND RISKS (SEE ALSO PAGES 5 - 9 IN PROSPECTUS)..............2

MANAGEMENT OF THE FUND (SEE ALSO PAGES 10 - 11 IN PROSPECTUS).............7

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES.......................9

INVESTMENT ADVISORY AND OTHER SERVICES....................................9

BROKERAGE ALLOCATION.....................................................10

CAPITAL STOCK............................................................11

PURCHASE, REDEMPTION AND PRICING OF THE FUND'S SHARES
  (SEE ALSO PAGES 11 - 19 IN PROSPECTUS).................................11

TAXES (SEE ALSO PAGES 19 - 20 IN PROSPECTUS).............................12

TOTAL RETURN PERFORMANCE.................................................13

FINANCIAL STATEMENTS.....................................................13

APPENDIX.................................................................10




                              Organization

Greenspring Fund, Incorporated was incorporated under the laws of the State
of Maryland in October 1982.   The Fund first offered its shares to the
public on July 1, 1983.


             Description of the Fund and Its Investments and Risks

Description. The Fund is an open-end, diversified investment management company.

Investment Strategies. The Fund primarily invests in companies whose stocks it considers undervalued relative to their peers and the general market. The
Fund also invests in companies in the process of financial restructurings, reorganizations, corporate turnarounds, and liquidations.

Investment Risks.  The Fund invests in companies that it considers to be
undervalued relative to their peers and the general market.   However, there
is the risk that these value stocks may not reach what the portfolio manager believes is its full value. Bonds have two main sources of risk, which are interest rate risk and credit risk. Interest rate risk is the chance that interest rates may rise causing bond prices to fall. Credit risk is the chance that a bond's credit rating could be downgraded because of some adverse business event, which reduces its ability to make timely payments of principal and interest.

Fundamental Policies. The Fund's fundamental policies may not be changed without the approval of the lesser of (1) 67% of the Fund's shares present at a meeting of shareholders if the holders of more than 50% of the outstanding shares are present in person or by proxy, or (2) more than 50% of the Fund's outstanding shares.

The Fund may not:

1)	purchase any securities which would cause more than 5% of its total assets at the time of such purchase to be invested in the securities of any issuer, except the U.S. Government; provided that up to 25% of its total assets may be invested without regard to such limitation; and the Fund may not purchase any securities which would cause the Fund at the time of purchase to own more than 10 percent of the outstanding voting securities of an issuer;

2)	purchase any securities which would cause more than 25% of its total assets at the time of such purchase to be concentrated in the securities of issuers engaged in any one industry;

3)	invest in companies for the purpose of exercising management or control;

4)	purchase or sell real estate, although it may invest in securities representing interests in real estate or fixed income obligations directly or indirectly secured by real estate and the securities of companies whose business involves the purchase or sale of real estate;

5)	purchase or sell commodities or commodity contracts;

6)	purchase securities on margin or effect short sales of securities;

7)	make loans, except that it may acquire debentures, notes and other debt securities that are traded or able to be traded pursuant to legal provisions allowing for the resale of securities;

8)	borrow money, except for temporary emergency purposes, and then only in amounts not exceeding the lesser of 10% of its total assets valued at cost or 5% of its total assets valued at market;

9)	mortgage, pledge or hypothecate securities;

10)act as securities underwriter, except to the extent that it may be regarded as a statuatory underwriter upon disposition of any of its securities for purposes of the Securities Act of 1933;

11)deal with any of its officers or directors or with any firm of which any of its officers or directors is an officer, director or member as principal

                                   2

   in the purchase or sale of portfolio securities; or effect portfolio transactions through any such officer, director or firm as agent or broker unless the Fund pays no more than the customary brokerage charges for such services;

12)issue any obligations, bonds, notes or other senior securities except as otherwise allowed by the foregoing restrictions.

Investment Program. The Fund invests in a combination of common stocks, preferred stocks, bonds (which may be high yield), convertible bonds, government securities, and money market instruments. The Fund also reserves the right to invest in repurchase agreements, foreign securities, write or purchase call options (covered or uncovered), and write or purchase put options. The Fund normally limits its investment in a specific security to 5% of total Fund assets at the time of purchase. The Fund also limits its concentration in one particular industry to less than 25% of total Fund assets at the time of purchase.

Repurchase Agreements. The Fund may invest in repurchase agreements either for temporary defensive purposes due to market conditions or to generate income from its excess cash balances. A repurchase agreement is an agreement under which the Fund acquires a money market instrument from a domestic bank or broker-dealer, subject to resale to the seller at an agreed upon price and date (normally, the next business day). The resale price reflects an agreed upon interest rate effective for the period the instrument is held by the Fund and is unrelated to the interest rate on the underlying instrument.

The use of repurchase agreements involves certain risks. If the seller of a security under an agreement defaults on its obligation to repurchase the underlying security at a time when the value of this security has declined, the seller may incur a loss upon disposition of it. If the seller becomes insolvent and subject to liquidation or reorganization under bankruptcy, a court may determine that the underlying security is collateral for a loan by the Fund and therefore subject to sale by the trustee in bankruptcy. It is expected that these risks can be controlled through careful monitoring procedures.

Options. The Fund may purchase and sell both call options and put options that are listed on an organized securities exchange. Although these investment practices will be used primarily in a hedging function to reduce principal fluctuations or to generate additional income, they do involve certain risks which are different in some respects from the investment risks associated with similar funds which do not engage in such activities. The Fund will not write an option, if, as a result, the aggregate market value of all portfolio securities covered by call options or subject to put options exceeds 25% of the market value of the Fund's net assets.

Call Options. A call option is a short-term contract pursuant to which the purchaser of the call option, in return for a premium paid, has the right to buy the security underlying the option at a specified exercise price at any time during the term of the option. The writer ("seller") of the call option, who receives the premium, has the obligation, upon exercise of the option, to deliver the underlying security against payment of the exercise price during the option period. A writer is required to deposit in escrow the underlying security or other assets in order to secure his obligation to deliver the underlying security.

The Fund may write ("sell") covered call options for the purpose of reducing the effect of price fluctuations of the securities owned by the Fund. Options will be sold on the basis of investment considerations consistent with the Fund's investment objectives. These options will generally be written on securities which, in the opinion of the Fund, are not expected to make any major price moves in the near future but which, over the long term, are deemed to be attractive investments for the Fund.

The Fund may sell uncovered call options. In writing an uncovered call option, the writer obligates itself to deliver the underlying security at the exercise price, even though, at the time the option is written, it does not own the underlying security. Once the option has been written, the Fund will establish and maintain for the term of the option a segregated account consisting of cash and U.S. government securities equal to the fluctuating market value of the underlying securities. If the holder of the option wishes to exercise its option to buy the underlying security from the writer, the writer must make arrangements to purchase and deliver the underlying security.

There are risks involved when writing uncovered equity call options. The writer assumes the risk of an increase in the price of the underlying security above the exercise price so long as his obligation as a writer continues. Should this increase occur, the writer may be issued a notice to exercise the option and would therefore be required to sell the underlying security at the exercise price which may be less than the price it must pay or may have paid to acquire the security, thereby reducing its profit or incurring a loss.

The Fund may purchase call options, which may give the Fund the right to buy an underlying security at the exercise price any time during the option period. The Fund will not commit more that 5% of its total assets at the time of purchase to the purchasing of call options. The Fund may purchase a call option for the purpose of acquiring an underlying security for its portfolio. This would give the Fund the ability to fix its cost of acquiring the stock at the exercise price of the call option plus the premium paid, which at times may cost the Fund less than purchasing the security directly. The Fund is also partially protected from any unexpected decline in the market price of the underlying security as long as it holds the option and, therefore, can allow the option to expire, incurring a loss only to the extent of the

                                    3

premium paid for the option. The Fund may also purchase a closing call to liquidate a position and to extinguish its obligation pursuant to a call it has sold.

Put Options. The Fund may write ("sell") put options, which give the holder of the options the right to sell and the Fund the obligation to buy the underlying security at the exercise price during the option period. The Fund will generally write put options when it wishes to purchase the underlying security at a price lower than the current market price of the security. The Fund will provide that such options will be offset at the time of the sale by a segregated account consisting of cash, U.S. Government securities or high-grade debt securities equal in value to the amount the Fund will be obligated to pay upon exercise of the put. This amount must be maintained until the put is exercised, has expired or the Fund has purchased a closing put, which is a put of the same series as the one previously sold. The risk in writing put options is that the market price of the underlying security declines below the exercise price less the premiums received.

The Fund may purchase put options, which give the Fund the right to sell the underlying security at the exercise price at any time during the option period. Put options may be purchased for defensive purposes in order to protect against an anticipated decline in the value of its securities. This protection would be provided only during the life of the option when the Fund, as the holder of the option, is able to sell the underlying security at the put exercise price regardless of that security's current market price. Purchasing put options involves the risk of losing the entire premium (purchase price of the option). No more that 5% of the Fund's total net assets, at the time of purchase, will be committed to the purchasing of put options.

Non-Investment Grade Debt Securities. The Fund may invest in non-investment grade debt securities. The total return and yield of non-investment grade debt securities, commonly referred to as "high yield" bonds, can be expected to fluctuate more than the total return and yield of investment grade debt securities, but not as much as those of common stock. High yield bonds (those rated below BBB or Baa or in default) are regarded as predominantly speculative with respect to the issuer's continuing ability to meet principal and interest payments.

The high yield bond market's growth has paralleled a long economic expansion and has not weathered a recession in its present size and form. An economic downturn or increase in interest rates is likely to have a negative effect on the high yield securities market and on the value of these securities in the Fund's portfolio, as well as the ability of the issuers to repay principal and interest. Securities of companies in reorganization proceedings are relatively unaffected by such events or by changes in prevailing interest rates. Adverse publicity and investor perceptions, whether or not based upon rational analysis, may also affect the value and liquidity of high yield bonds.

The market for high yield bonds may be thinner and less active than that for higher quality securities, which can adversely affect the price at which these securities are sold. If market quotations are not available, high yield bonds will be valued in accordance with standards established by the Board of Directors, including the use of outside pricing services. Judgment plays a greater role in valuing high yield bonds than is the case for securities for which more external sources for quotations and last-sale information is available. To the extent the Fund owns illiquid or restricted high yield bonds, these bonds may involve special registration responsibilities, liabilities and costs, and liquidity and valuation difficulties.

The economy and interest rates affect high yield bonds differently from other securities. The prices and, therefore, yields of these bonds have been found to be less sensitive to interest rate changes than higher-rated investments, but more sensitive to adverse economic changes or individual corporate developments. High yield bonds are subject to a greater risk of default than high-grade debt securities. During an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress, which would adversely affect their ability to obtain additional financing. If the issuer of a debt security owned by the Fund defaults, the Fund may incur additional expenses to seek recovery. In addition, periods of economic uncertainty and changes can be expected to result in increased volatility of market prices of high yield bonds and the Fund's asset value. Furthermore, in the case of high yield bonds structured as zero coupon or pay-in-kind securities, their market prices are affected to a greater extent by interest rate changes and, thereby, tend to be more speculative and volatile than securities which pay interest periodically and in cash.

High yield bonds present risks based on payment expectations. These bonds may contain redemption or call provisions. If an issuer exercises these provisions in a declining interest rate market, the Fund may have to replace the security with a lower yielding security, resulting in a decreased return for investors. Conversely, a high yield bond's value will decrease in a rising interest rate market. In addition, there is a higher risk of non-payment of interest and/or principal by issuers of high yield bond than in the case of investment grade debt securities.

The following table illustrates the percentage of our total investments during 1999 represented by 1) bonds rated by S & P and Moody's, separated into each applicable rating category by monthly dollar weighted average and 2) bonds not rated, which is not necessarily an unfavorable rating. The composition of the bonds held during 1999 is not an indication of the future composition of the portfolio.

                                    4

Rating Categories

        S & P            Moody's               Percentage
        -----            -------               ----------
         AAA               Aaa                    0.34%
          A                                       1.16%
         BBB                                      3.75%
                           Baa                    3.12%
         BB                                       4.19%
                           Ba                     4.45%
          B                                      12.82%
                            B                    19.46%
         CCC                                      1.22%
                           Caa                    0.10%
         CC                                       2.00%
                           Ca                     0.35%
       Unrated                                    8.23%
                          Unrated                 5.89%

Foreign Securities. The Fund may invest in securities principally traded in markets outside the United States. Investments in foreign securities involve the risk of fluctuations in the value of the currencies in which the foreign securities are denominated. Such a fluctuation could make the security worth less in U.S. dollars even though its worth is more in its home country. Investments in foreign securities may also be subject to local economic or political risks such as political instability of some foreign governments and the possibility of expropriation or confiscatory taxation, imposition of withholding taxes on dividend or interest payments and limitations on the removal of funds or other assets of the Fund. There also may be less publicly available information about foreign securities and governments than domestic ones. Foreign securities are generally not registered with the Securities and Exchange Commission and are generally not subject to the regulatory controls imposed on domestic securities. Securities of some foreign companies are less liquid and more volatile than securities of domestic companies and incur higher custodian charges.

Portfolio Turnover. While the Fund generally invests in securities for the purpose of seeking long-term capital gains, the Fund's investment philosophy may dictate the frequent realization of short-term gains and losses, which may result in a portfolio turnover rate higher than other mutual funds. The portfolio turnover rate for 1999 and 1998 were 91.27% and 71.62%, respectively.


                         Management of the Fund

The Board of Directors supervises the management of the Fund. The following list summarizes information on the officers and directors of the Fund for the past five years. Unless otherwise noted, the address of each is 2330 West Joppa Road, Suite 110, Lutherville, Maryland 21093-4641. The Fund's directors who are considered "interested persons" as that term is defined under Section 2(a)(19) of the Investment Company Act of 1940 are noted with an asterisk (*). The individuals so noted are "interested persons" on the basis of their positions with the Fund's investment adviser, Corbyn Investment Management, Inc. ("Corbyn") except that Mr. William E. Carlson is an "interested person" by virtue of his familial relationship with Charles vK. Carlson (brothers).

                                                                    Principal Occupation(s) During
 Name, Address and Age        Position(s) Held with Registrant             Past Five Years
 ---------------------        --------------------------------             ---------------
Elizabeth Agresta Swam        Secretary and Treasurer                Administrator of the Fund.
Age 32

Charles vK. Carlson, CFA*     President, Chairman of the Board       President and Director of the
Age 40                        and Chief Executive Officer            Fund's Adviser.

William E. Carlson*           Director                               President of Shapiro and Olander
36 S. Charles Street                                                 (a law firm) since February 1999;
20th Floor                                                           partner of Shapiro and Olander
Baltimore, MD 21201                                                  from February 1990 to present.
Age 42

                                    5

                                                                     Principal Occupation(s) During
 Name, Address and Age        Position(s) Held with Registrant               Past Five Years
 ---------------------        --------------------------------               ---------------
David T. Fu                   Director                               Vice President of Business Development
1246 Harbour Glen Court                                              of Iconixx Corp. (a web strategy,
Arnold, MD 21012                                                     design and development firm)(formerly
Age 43                                                               known as Empyrean Group, a consolidator
                                                                     of information technology service
                                                                     companies) from November 1998 to
                                                                     present.  Managing Director of
                                                                     Galway Partners L.L.C. (a merchant
                                                                     bank) from January 1995 to October 1998.

Michael J. Fusting*           Sr. Vice President, Chief              Managing Director of the Fund's
Age 39                        Financial Officer and Director         Adviser.

Michael T. Godack*            Sr. Vice President, Chief              Managing Director of the Fund's
Age 46                        Compliance Officer and Director        Adviser.

Richard Hynson, Jr.*          Director                               Sr. Vice President and
Age 56                                                               Managing Director of the Fund's
                                                                     Adviser.

Independent directors and directors who are not employees of the Fund or companies affiliated with the Fund are compensated $1,000 for attending the annual Board of Directors meeting plus $350 for each other meeting attended. Such fees are subject to adjustment in the future upon appropriate action by the Board of Directors. Directors, as well as officers, who are "interested persons" of the Fund are not compensated by the Fund, but may be compensated by Corbyn.

The Fund and its Advisor have adopted codes of ethics pursuant to Rule 17j-1 under the Investment Company Act of 1940. These codes of ethics allow personnel to invest on a last in and last out basis for securities which are also purchased or sold for the Fund or its Adviser. Therefore, a buying or selling interest on the part of the personnel will not affect the price paid or received by the Fund for any security. The codes of ethics provide that no personnel who is aware that the Fund or its Adviser is purchasing or selling a particular security, or that the Fund or its Adviser has such a purchase of sale under consideration, shall enter an order for the purchase or sale of such security until after the Fund's or it Adviser's transactions in that security have been completed.


           	Control Persons and Principal Holders of Securities

As of April 1, 2000, the following shareholders are the recordholders of 5% or more of the outstanding shares of the Fund:

        Name/Address                 Amount/Nature of Ownership        Percentage of Ownership
        ------------                 --------------------------        -----------------------
Corbyn Investment Mananageent, Inc.           633,360                            20%
2330 West Joppa Road, Suite 108		             Record
Lutherville, MD 21093

Charles Schwab & Co., Inc.                    444,267                            14%
101 Montgomery Street				                     Record
San Francisco, CA 94104


As of April 1, 2000, the officers and directors of the Fund, as a group, beneficially and of record owned, directly or indirectly, approximately 62,582 shares of the Fund, representing approximately 2% of the Fund's outstanding shares.

                	Investment Advisory and Other Services

Investment Adviser. Corbyn Investment Management, Inc., is the Fund's Adviser and is located at 2330 West Joppa Road, Suite 108, Lutherville, Maryland 21093. Corbyn was organized in 1973 and provides investment management services for pension funds, endowments and individuals.

The Investment Advisory Agreement between Corbyn and the Fund is dated October 15, 1999 and was most recently approved by the Board of Directors on February 10, 2000. Subject to the supervision of the Board of Directors of the Fund, the Adviser will make investment decisions for the Fund, provide the Fund with investment objectives, policies and limitations, place orders to purchase and sell securities for the Fund and provide a program of continuous investment management for the Fund in accordance with the Investment Company Act of 1940

                                    6

(the "1940 Act"). The Advisor shall pay the compensation and expenses of all of its directors, officers and employees who serve as officers and executive employees of the Fund (including the Fund's share of payroll taxes for such persons), and the Adviser shall make available, without expense to the Fund, the services of its directors, officers and employees who may be duly-elected officers of the Fund, subject to their individual consent to serve and to any limitations imposed by law. The Adviser will furnish, without cost to the Fund, or provide and pay the cost of, such office facilities, furnishings and office equipment as may be required by the Fund.

The Fund compensates the Adviser at the end of each calendar month with a fee computed daily of .75% of average daily net assets up to $250,000,000, .70% of average daily net assets between $250,000,000 and $500,000,000 and .65% of average daily net assets in excess of $500,000,000.

The investment advisory fees paid by the Fund for the years 1997, 1998 and 1999 were $1,028,465, $1,249,348, and $613,414, respectively.

Each year, the Advisory Agreement must be approved by a majority of the Board of Directors or by vote of the holders of a majority of the outstanding voting securities of the Fund. Additionally, the Agreement must be approved annually by a majority of the directors of the Fund who are not parties to the Agreement or "interested persons" of any such party (as defined in the 1940 Act) by votes cast in person at a meeting called for this purpose. The Agreement may be terminated at any time by the Board of Directors or by the vote of a majority of the outstanding voting securities of the Fund, without penalty, on 60 days written notice to the Adviser and will terminate automatically in the event
of its assignment.   The Adviser may also terminate the Agreement by notifying
the Fund 60 days prior to the termination date.

Administrator. Corbyn Investment Management, Inc. serves as the administrator of the Fund pursuant to an Administrative Services Agreement dated May 1, 1998. Corbyn is located at 2330 West Joppa Road, Suite 108, Lutherville, Maryland 21093. As administrator, Corbyn provides administrative services and personnel for fund accounting, regulatory reporting and other administrative matters.

The Fund compensates Corbyn with a monthly fee of $2,500 plus .04% of average daily net assets up to $250,000,000, .03% of average daily net assets between $250,000,000 and $500,000,000 and .025% of average daily net assets in excess of $500,000,000.

The administrative fees paid by the Fund for 1998 and 1999 were $60,397 and $62,715, respectively.

Transfer Agent. PFPC, Inc. ("PFPC") is the transfer agent for the Fund. PFPC's address is 400 Bellevue Parkway, Suite 108, Wilmington, Delaware 19809.

Custodian. PFPC Trust Company is the custodian for the Fund. PFPC Trust Company's address is 8800 Tinicum Boulevard, Third Floor, Suite 200, Philadelphia, Pennsylvania 19153.

Independent Accountants. PricewaterhouseCoopers LLP ("PwC") are the independent accountants for the Fund. The financial statements for the year ended December 31, 1999 and the report of PwC are included in the Fund's Annual Report, which are incorporated by reference into this Statement of Additional Information.

                         	Brokerage Allocation

Corbyn selects the brokerage firms used to complete securities transactions. Broker-dealers are selected to effect securities transactions for the Fund based on which can obtain the most favorable combination of price and execution for a transaction. The Fund does not base its execution decisions solely on whether the lowest possible commission can be obtained. Corbyn determines if the commission is reasonable relative to the value of the brokerage and research services provided for that particular transaction or for overall services provided. Corbyn evaluates the overall quality and reliability of broker-dealers and the services they provide, including their general execution capabilities.

The Fund will compare commissions charged on transactions to commissions charged by other brokers on similar transactions in order to ascertain that commissions are within a reasonable range. Corbyn may pay a higher brokerage commission to brokers who provide quality, comprehensive and frequent research studies (such as investment and market research and economic analysis) that assist Corbyn in its investment-decision responsibilities. Obtaining a low commission is secondary to obtaining a favorable security, which is usually more beneficial to the Fund.

With respect to securities traded only on the over-the-counter market, orders are executed on a principal basis with primary market makers in such securities, except when, in the opinion of Corbyn, the Fund may obtain better prices or executions on a commission basis. Portfolio transactions placed through dealers serving as primary market makers are effected at net prices, without

                                    7

commissions, but which include compensation in the form of a mark up or mark down.

For the years 1997, 1998, and 1999, the total brokerage commissions paid by the Fund were $211,753, $286,565, and $725,606, respectively. Total brokerage commissions were substantially higher in 1999 due to active portfolio trading. The Fund's officers and directors and Corbyn's officers, directors and shareholders are not affiliated with any brokers used by the Fund.


                              Capital Stock

The Fund has authorized 60,000,000 shares of $.01 par value common stock. All shares are of the same class, with equal rights and privileges. Each share is entitled to one vote and participates equally in dividends and distributions declared. The shares are fully paid and non-assessable when issued, are transferable, and have no preemptive, conversion, or exchange rights.

The Fund holds a Meeting of Shareholders when certain non-routine matters must be approved. However, if you own at least 10% of the Fund's outstanding shares, you may call a special meeting for the purpose of voting on the removal of any Fund director.

The Fund's shares have non-cumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of directors may elect 100% of the directors if they choose to do so.


          	Purchase, Redemption and Pricing of the Fund's Shares

Purchase of Shares. Shares of the Fund can be purchased any day the New York Stock Exchange (the "Exchange") is open for business. The Fund must receive your purchase order prior to the close of the Exchange for you to receive that day's closing net asset value. If your purchase order is received after the close of the Exchange, you will receive the next day's closing net asset value.

Net Asset Value Per Share. The Fund's shares of stock are purchased and redeemed at the Fund's current net asset value per share. The Fund determines the net asset value per share by subtracting its liabilities (accrued expenses and other liabilities) from its total assets (investments, receivables and other assets) and dividing by the total number of shares outstanding.

The net asset value per share is calculated as of the close of the regular session of the New York Stock Exchange each day the Exchange is open for business. The Exchange will be closed during 2000 on Saturdays and Sundays and on January 1 (New Year's Day), January 17 (Martin Luther King, Jr. Day), February 21 (President's Day), April 21 (Good Friday), May 29 (Memorial Day), July 4 (Independence Day), September 4 (Labor Day), November 23 (Thanksgiving
Day) and December 25 (Christmas).

Redemption in Kind. The Fund expects to make all redemptions in cash. The Fund reserves the right to fulfill a redemption request with a payment in whole or in part in the form of the Fund's portfolio securities. These securities would be valued the same way the securities are valued in calculating the net asset value of the Fund. The Fund is governed by Rule 18f-1 under the Investment Company Act of 1940. Therefore, the Fund is obligated to redeem shares, with respect to any one shareholder during any 90-day period, soley in cash up to the lesser of $250,000 or 1% of the net asset value of the Fund at the beginning of the period.

Pricing of Securities Being Offered. Securities traded primarily on a principal securities exchange are valued at the last reported sales price on the exchange of major listing. Securities which are traded principally in the over-the-counter market, listed securities for which no sale was reported on the day of valuation, listed securities for which the last reported sales price is not in the context of the highest closing bid price and the lowest closing offering price and listed securities whose primary market is believed by the Adviser to be over-the-counter are valued at the mean of the closing bid and asked prices.

Short-term investments are valued at amortized cost which approximates fair market value. The value of securities that either mature or have an announced call within 60 days will be amortized on a straightline basis from the market value one day preceding the beginning of the amortization period.

The Fund may invest in securities which are restricted as to public sale. Such securities are valued at fair value as determined in good faith by the Adviser as directed by the Board of Directors.

Securities for which market quotations are not readily available are valued at fair market value as determined in good faith by the Adviser as directed by the Board of Directors.

                                    8


                                  Taxes

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 (the "Code") as amended. To qualify as a regulated investment company, the Fund must
(a) diversify its holdings so that at the end of each fiscal quarter (i) at least 50% of the value of the Fund's total assets must be represented by cash and cash equivalents, U.S. government securities, securities of other regulated investment companies and other securities, which does not include investments in the securities of any one issuer that represents more than 5% of the value of the Fund's total assets or more than 10% of the issuer's outstanding voting securities and (ii) not more than 25% of the value of the Fund's total assets invested in the securities (other than U.S. government securities or securities of other regulated investment companies) of any one issuer; (b) derive at least 90% of its gross income from dividends, interest, income from securities on loan and gains (without including losses) from the sale or other disposition of securities; and (c) distribute at least 90% of the Fund's taxable income for the taxable year.

In addition, in each calendar year, the Fund is required to distribute the sum of 98% of the ordinary income earned in such calendar year, 98% of the capital gain net income earned in the 10-month period ending October 31 and any undistributed ordinary income and undistributed capital gain net income from the prior year or the Fund will be subject to a non-deductible 4% excise on the undistributed amount. For purposes of this excise tax, amounts on which the Fund pays income tax are treated as distributed. For 1999, the Fund made the following distributions:

                    Ordinary Dividends Per Share $1.12

Dividends and distributions are generally taxable to shareholders in the year in which received. Dividends declared by the Fund in October, November or December of a calendar year, but paid during January of the following calendar year, will be treated as received by shareholders on December 31.

If, in any taxable year, the Fund should not qualify as a regulated investment company under the Code: (i) the Fund would be taxed at normal corporate rates on the entire amount of its taxable income, if any, without deduction for dividends or other distributions to shareholders; and (ii) the Fund's distributions to the extent made out of the Fund's current or accumulated earnings and profits would be taxable to shareholders as ordinary dividends (regardless of whether they would otherwise have been considered capital gain dividends).

                      	Total Return Performance

The Fund's total return includes the reinvestment of all dividends and capital gains for the periods shown. Such performance information is based on historical results and is not intended to indicate future performance. Average annual returns are calculated by determining the growth or decline in value of a hypothetical historical investment in the Fund over a stated period and then calculating the annually compounded percentage rate that would have produced the same result if the rate of growth or decline in value of an investment over a stated period of time. The average annual total return of the Fund for the one, five and ten year periods ended December 31, 1999 was 2.64%, 9.27% and 9.09%, respectively. The cumulative total return of the Fund for the one, five and ten year periods ended December 31, 1999 was 2.64%, 55.74% and 138.71%, respectively.

                          Financial Statements

The following financial statements are incorporated by reference from the Registrant's Annual Report to Shareholders dated December 31, 1999:

   Portfolio of Investments, December 31, 1999
   Statement of Assets and Liabilities, December 31, 1999
   Statement of Operations for the Year Ended December 31, 1999
   Statement of Changes in Net Assets for the Years Ended December 31, 1999
    and 1998
   Notes to Financial Statements, December 31, 1999
   Financial Highlights Table for the Years Ended December 31, 1999; 1998;
    1997; 1996; and 1995
   Report of Independent Accountants
   Performance Since Inception

                                    9

                               APPENDIX A
                 Description of Corporate Bond Ratings

Standard & Poor's Corporation

The bond ratings are based on current information furnished by the issuer or obtained by Standard & Poor's from other sources that it considers reliable. Standard & Poor's does not perform any audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information or for other circumstances.

The ratings are based, in varying degrees, on the following considerations:

I.  	Likelihood of default, capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligations.

II.	 Nature and provisions of the obligation.

III.	Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

     AAA - The highest rating assigned by Standard & Poor's with extremely strong capacity to pay interest and repay principal.

     AA - Differs from the higher rated issues minimally with a very strong capacity to pay interest and repay principal.

     A - Somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories with strong capacity to pay interest and repay principal.

     BBB - Normally exhibits adequate protection parameters but adverse economic conditions or changing circumstances are more likely to weaken the capacity to pay interest and repay principal for debt in this category than in higher rated categories.

     BB, B - While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions and are predominantly speculative with respect to paying interest and repaying principal.

     CCC - Identifiable vulnerability to default and dependent upon favorable business, financial and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial and economic conditions, they are not likely to have the capacity to pay interest and repay principal.

     CC, C - Subordinated to senior debt that is assigned an actual or implied "CCC" or "CCC-" rating. A "C" rated bond also may involve a situation where a bankruptcy petition has been filed, but debt service payments are continued.

     D - Involve a situation where interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes such payments will be made during such grace period and may also involve the filing of a bankruptcy petition if debt service payments are jeopardized.

Moody's Investors Service, Inc.

     Aaa - Judged to be of the best quality and carry the smallest degree of investment risk. Interest payments are protected by a large or exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     Aa - Judged to be of high quality with minimal investment risk. They are rated lower than Aaa bonds because margins of protection may not be as large as Aaa securities or fluctuation of protective elements may be of greater amplitude or there may not be other elements present. Consequently, the long-term risks appear somewhat larger than with Aaa securities.

                                    10

     A - Possess many favorable investment attributes with adequate security for repayment of principal and payment of interest; elements may be present which suggest a susceptibility to impairment sometime in the future.

     Baa - Neither highly protected nor poorly secured with interest payments and principal security appearing adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     Ba - Judged to have speculative elements and often the protection of interest and principal payments may be only moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

     B - Generally lack characteristics of a desirable investment with minimal assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time.

     Caa - Are of poor standing and may be in default or elements of danger with respect to principal or interest may be present.

     Ca - Represent obligations that are speculative in a high degree and are often in default or have other marked shortcomings.

     C - Lowest rated class of bonds and can be regarded as having extremely poor prospects of ever attaining any real investment standing.

                                    11

	                                PART C
	                          OTHER INFORMATION

Item 23.

a(1)	Articles of Incorporation of the Registrant, filed as Exhibit a(1) to the Registrant's Registration Statement on Form N-1 (File No. 2-81956 and 811-3627) on February 11, 1983, filed herewith.

a(2)	Amendment to the Articles of Incorporation of Registrant, dated May 8,
     1990, filed as Exhibit a(2) to the Registrant's Post-Effective Amendment No. 12 (File No. 2-81956 and 811-3627) on April 29, 1992, filed herewith.

a(3) Amendment to the Articles of Incorporation of Registrant, dated April 28, 1998, filed as Exhibit a(3) to the Registrant's Post-Effective Amendment No. 20 (File No. 2-81956 and 811-3627) on April 30, 1998, which is hereby incorporated by reference.

b(1)	By-laws of the Registrant, filed as Exhibit b(1) to the Registrant's
     Registration Statement on Form N-1 (File No. 2-81956 and 811-3627) on February 11, 1983, filed herewith.

b(2)	Amendment to the By-Laws, dated May 8, 1990, filed as Exhibit b(2) to the Registrant's Post-Effective Amendment No. 12 (File No. 2-81956 and 811-3627) on April 29, 1992, filed herewith.

c   	Provisions of instruments defining the rights of holders of the
     Registrant's securities are contained in the Articles of Incorporation of the Registrant.

d	   Investment Advisory Agreement, dated October 15, 1999,  filed herewith.

g(1)	Custodian Agreement, dated October 1, 1994, between the Registrant and
     Wilmington Trust Company, filed as Exhibit g(1) to the Registrant's Post Effective Amendment No. 17 on September 1, 1994, which is hereby incorporated by reference.

g(2)	Assignment Agreement to the Custodial Agreement of the Registrant, dated
     January 5, 1998, filed as Exhibit g(2) to the Registrant's Post-Effective Amendment No. 20 (File No. 2-81956 and 811-3627) on April 28, 1998, which is hereby incorporated by reference.

g(3)	Custodial Fees (schedule of remuneration), dated October 1, 1994, filed as Exhibit g(3) to the Registrant's Post-Effective Amendment No. 17 (File No. 2-81956 and 811-3627) on March 29, 1995, which is hereby incorporated by reference.

g(4) Assignment Agreement to the Custodial Agreement of the Registrant, dated
     December 31, 1998, filed herewith.

h(1)	Order Placement Procedures Amendment to the Charles Schwab Operating
     Agreement, dated January 6, 1998, filed as Exhibit h(1) to the Registrant's Post-Effective Amendment No. 20 (File No. 2-81956 and 811-3627) on April 28, 1998, which is hereby incorporated by reference.

h(2)	Transfer Agent Agreement, dated October 1, 1998, between the Registrant and PFPC Inc., which is hereby incorporated by reference.

h(3)	Administrative Services Agreement of the Registrant, dated May 1, 1998, filed as Exhibit h(3) to the Registrant's Post-Effective Amendment No.
     20 (File No. 2-81956 and 811-3627) on April 28, 1998, which is hereby incorporated by reference.

h(4)	Retirement Plan Order Processing Amendment to the Charles Schwab
     Operating Agreement, dated October 15, 1998, which is hereby incorporated by reference.

h(5)	Administration Agreement, dated January 11, 1999, among the Registrant,
     Fidelity Brokerage Services and National Financial Services Corporation, which is hereby incorporated by reference.

h(6)	Amendment to the Charles Schwab Operating Agreement, dated November 15,
     1999, filed herewith.

h(7)	Agreement, dated October 11, 1999, among Registrant and American Express
     Financial Advisors Inc., filed herewith.

h(8)	Amendment to Agreement, dated February 1, 2000,  among Registrant and
     American Express Financial Advisors, filed herewith.

                                    1

i   	Opinion and Consent of Counsel, filed herewith.

j   	Opinion and Statement of Consent of PricewaterhouseCoopers LLP, filed herewith.

l   	Agreement of Registrant providing the initial capital, filed as Exhibit
     l to the Registrant's Registration Statement of Form N-1 (File No. 2-81956 and 811-3627) on April 30, 1983, which is hereby incorporated by reference.

o	   Codes of Ethics, filed herewith.

Item 24.  Persons Controlled by or Under Common Control with  Registrant

Charles vK. Carlson is President of Corbyn Investment Management, Inc. ("Corbyn") and Messrs. Godack, Hynson, Trump and Fusting and Mrs. Karla Moore are Managing Directors of Corbyn. As of April 1, 2000, approximately 20% of the Fund's outstanding stock was owned by various private counsel clients as to which Corbyn has discretionary authority. See the response to Item 26 below for further information regarding Corbyn.

Item 25.  Indemnification

Under the terms of the Registrant's Articles of Incorporation and By-Laws, the Registrant may indemnify any person to the extent permitted by law.

Section 2-418 of the Maryland General Corporation Law generally provides that corporations may indemnify officers and directors, including indemnification for judgments, fines, settlement amounts and reasonable expenses actually incurred, if the officer or director acted in good faith. However, if the proceeding is one by or in the right of the corporation, indemnification may be made only against reasonable expenses and may not be made in respect of any proceeding in which the director shall have been adjudged to be liable to the corporation. The statute provides that the termination of any proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent creates a rebuttable presumption that the director did not meet the requisite standard of good faith. This statute also provides that the corporation may maintain insurance on behalf of directors, officers, employees and agents for liabilities arising out of such persons' actions on behalf of the corporation in good faith.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless if in the opinion of its counsel, the matter has been settled by a controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 26.  Business and Other Connections of Investment Adviser

Corbyn Investment Management, Inc. (the "Adviser") was organized in 1973 and provides investment management services for pension fund, endowments and individuals. Corbyn is a registered investment adviser with its principal business address as 2330 West Joppa Road, Suite 108, Lutherville, Maryland 21093.

Set forth below is a list of each officer and director of the Adviser indicating each business, profession, vocation or employment of a substantial nature in which each such person is engaged:

Charles vK. Carlson
-------------------
President, Chairman of the Board of Directors and Chief Executive Officer of Greenspring Fund, Inc; President and Director of Corbyn Investment Management, Inc.

Michael Timothy Godack
----------------------
Senior Vice-President, Chief Compliance Officer and Director of the Greenspring Fund, Inc.; Managing Director of Corbyn Investment Management, Inc.

                                    2

Michael Joseph Fusting
----------------------
Sr. Vice-President, Chief Financial Officer and Director of Greenspring Fund, Inc.; Managing Director of Corbyn Investment Management, Inc.

David Allen Trump
-----------------
Managing Director of Corbyn Investment Management, Inc.

Karla Keller Moore
------------------
Managing Director and Secretary of Corbyn Investment Management, Inc.

Item 27.  Principal Underwriters

The Registrant does not have any principal underwriter of its shares.

Item 28.  Location of Accounts and Records:

(a)	With respect to the required books and records to be maintained by the
Registrant's Custodian under Section 31(a) of the 1940 Act, the address is:

     PFPC Trust Company
     8800 Tinicum Boulevard
     Third Floor, Suite 200
     Philadelphia, PA 19153

(b)	With respect to the required books and records to be maintained by the
Registrant's Transfer Agent under Section 31(a) of the 1940 Act, the address is:

     PFPC Inc.
     400 Bellevue Parkway
     Wilmington, DE 19809

(c)	With respect to all other required books and records to be maintained by the Registrant at its principal office and the Registrant's Investment Adviser under Section 31(a) of the 1940 Act, the person maintaining physical possession and the address are:

     Elizabeth Agresta Swam
     Greenspring Fund, Incorporated
     2330 West Joppa Road, Suite 110
     Lutherville, Maryland 21093

Item 29.  Management Services

The Registrant has disclosed all management-related service contracts in Part A and B.

Item 30.  Undertakings

Not Applicable

                                    3

	                               Signatures

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all the requirements for effectiveness of this Registration Statement pursuant to the Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment No. 22 to be signed on its behalf by the undersigned, thereto duly authorized, in the County of Baltimore and State of Maryland on the 28th day of April, 2000.

                        Greenspring Fund, Incorporated

                        By: /s/Charles vK. Carlson
                        Charles vK. Carlson, President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

    Signature                           Title                         Date
    ---------                           -----                         ----
/s/Charles vk. Carlson      	President and Chairman of the       April 28, 2000
Charles vK. Carlson	         Board (Chief Executive Officer)

/s/William E. Carlson       	Director                          		April 28, 2000
William E. Carlson

/s/David T. Fu              	Director			                         April 28, 2000
David T. Fu

/s/Michael J. Fusting       	Sr. Vice President and              April 28, 2000
Michael J. Fusting	          Director (Chief Financial Officer)

/s/Michael T. Godack        	Senior Vice President, 	            April 28, 2000
Michael T. Godack	           Chief Compliance Officer
                             and Director

/s/Richard Hynson, Jr.       Director                          			April 28, 2000
Richard Hynson, Jr.

                                    4

                              EXHIBIT A(1)


                        ARTICLES OF INCORPORATION



                       	Articles of Incorporation

                      Greenspring Fund Incorporated

FIRST:	The undersigned, Daniel R. Long III, whose post office address is
7714 Ruxwood Road, Ruxton, 21204, being at least eighteen years of age, does hereby form a corporation under the general laws of the State of Maryland.

SECOND:	The name of the corporation (which hereinafter called the Corporation)
is Greenspring Fund, Incorporated.

THIRD:	The purpose for which the Corporation is formed are as follows:
1. To conduct and carry on the business of an open-end investment company under the Investment Company Act of 1940, as amended.
2. To hold, invest, and reinvest the property and assets of the Corporation; and to purchase or otherwise acquire, hold for investment or otherwise, sell, assign, negotiate transfer, exchange or otherwise dispose of or turn to account or realize upon, securities of different types and classes; including, without in any way limiting the generality thereof, stocks, shares, bonds, debentures, notes, mortgages or other instruments representing rights to receive, purchase or subscribe for the same, or evidencing or representing any other rights or interests therein; or in any property or assets, created or issued by any persons, firms, associations, corporations, syndicates, combinations, organizations, governments or subdivisions thereof, and to exercise, as owner or holder of any securities, all rights, powers and privileges in respect thereof; and to do any and all acts and things for the preservations, protection, improvement and enhancement in value of any and all such securities, in accordance with the Investment Company Act of 1940, as amended, and the rules and regulations thereunder.
3. To purchase or otherwise acquire, hold, redeem, sell, reissue, transfer, retire or cancel (all without the vote or consent of the stockholders of the Corporation) and otherwise deal in its own shares in any manner as may be determined by the Board of Directors of the Corporation
   (herein often referred to as the "Board of Directors"); and to apply to such purchase, retirement or acquisition any funds or property of the Corporation; whether capital or surplus or otherwise, as may be permitted by the law.
4. To engage in any lawful act or activities for which corporations may be organized under the laws of Maryland, except that the Corporation shall not in any state, territory, district, possession or country carry on any business, or exercise any powers, which a corporation organized under the laws thereof could not carry on or exercise, in accordance with the Investment Company Act of 1940, as amended, and the rules and regulations thereunder.

5. To have one or more offices and to carry on all or any of its operations and business in any of the States, Districts, Territories, Colonies and Possessions of the United States and in any and all foreign countries; subject, in each case, to the laws thereof.
6. Except as hereinbefore provided, the objects and purposes specified in the foregoing sections shall be in no way limited or restricted by reference to, or inference from the terms of any other provision of the Articles of Incorporation.
7. Except as hereinbefore provided, the Corporation shall be authorized to exercise and enjoy all the powers, rights and privileges granted to, or conferred upon, corporations of a similar character by the General Laws of the State of Maryland now or hereinafter in force, and the enumeration of the foregoing powers shall not be deemed to exclude any powers, rights or privileges so granted or conferred or to limit or restrict in any manner the general or implied powers of the Corporation.

FOURTH:	The post office address of the principal office of the Corporation in
Maryland is Suite 330, The Quadrangle, Village of Cross Keys, Baltimore, 21210. The name and post office address of the resident agent of the Corporation in Maryland is Daniel R. Long, III, 7714 Ruxwood Road, Ruxton, 21204.

FIFTH:	The total number of shares of stock which the Corporation has authority to issue is thirty million ($30,000,000) shares, all of one class, having an aggregate par value of three hundred thousand dollars ($300,000.00).

The following is a description of the capital stock of the Corporation with the preferences, conversion and other rights, voting powers, restrictions, and limitation as to the dividends and qualifications:

1. The Corporation may issue stock in fractional denominations to the same extent as its whole shares, and shares in fractional denominations shall be shares having value proportionately to the respective fractions represented thereby all the rights of whole shares, including without limitations, the right to receive dividends and distributions and the rights to participate upon liquidation of the Corporation, but shall not be entitled to vote.
   All references herein to the shares of the Corporation shall include any fractions thereof.
2. Certificates representing the shares held by any shareholder shall be issued only upon written request of such shareholder made in such a manner as may be determined by the Board of Directors.
3. The registered holders of the capital stock of the Corporation shall be entitled to receive dividends when and as declared by the Board of Directors in accordance with the laws of Maryland. Unless a holder of the capital stock directs otherwise, any such dividends so declared and distributed shall be automatically reinvested in full and fractional shares of the Corporation, provided, however, that the Board of Directors may direct that any such dividends be paid rather than so reinvested unless such holder elects to have them reinvested.

4. The holders of the capital stock shall be entitled to receive pro-rata the net distributable assets of the Corporation on liquidation. The holders of the stock shall not, as such holders, have any right to acquire, purchase or subscribe for any shares of the stock of the Corporation, other than such right, if any, as the Board of Directors of the Corporation in it discretion may determine.
5. Holders of the capital stock of the Corporation shall be entitled to require the Corporation to redeem, and the Corporation shall be obliged to redeem at the option of such holder, all or any part of the shares of the Corporation owned by such holder, at the redemption price, pursuant to the method, upon the terms and subject to the conditions hereinafter set forth:

   a. A written request for redemption shall be presented to the redemption agent of the Corporation in the form, manner, and as prescribed by the Board of Directors.
   b. The redemption price per share shall be the net asset value per share as determined by the Corporation at such time or times as the Board of Directors shall designate, but not later than the close of the New York Stock Exchange on the day on which the time of presentation of an appropriate request for redemption is made; however, if the redemption request is made after the close of the New York Stock Exchange, the redemption price per share may be the net asset value per share determined not later than the close of the New York Stock Exchange on the next day on which the New York Stock Exchange is open for a full business day; or such other time as the Board of Directors may designate in accordance with any provision of the Investment Company Act of 1940, as amended, any rule or regulation thereunder, or any rule or regulation made or adopted by any securities association registered under the Securities and Exchange Act of 1934 as determined by the Board of Directors of the Corporation.
   c. For purposes of these Articles of Incorporation, net asset value per share shall be determined in accordance with generally accepted accounting principles by deducting from the gross value of the assets of the Corporation at such time the amount of all the liabilities, including expenses incurred or accrued and unpaid, such reservations as may be established to cover:

      1) taxes in respect of net realized gains and potential taxes to be paid in respect of the excess, if any, of unrealized gains over unrealized losses and
      2) any other liabilities, and such other deductions as may be determined by or under the authority of the Board of Directors.

      The net asset value per share of the Corporation's capital stock shall be determined at the time or times hereinbelow set forth by dividing the value of the net assets on the Corporation by the total number of outstanding shares (excluding treasury shares but including shares tendered for redemption or repurchase on the day as of which the determination is made), the result being adjusted to the nearer cent.

      The net asset value per share of the Corporation's capital stock shall be determined as of the close of the New York Stock Exchange on each day on which the New York Stock Exchange is open for business and may be again determined as at such other time on any day as the Board of Directors may determine.

      In case such determination is made as at any time on any day other than as at the close of the New York Stock Exchange on such day, the gross value of the assets of the Corporation as at the close of the New York Stock Exchange on the immediately preceding day on which the New York Stock Exchange was open for business, determined as provided herein, such adjustments as are authorized by or pursuant to the direction of the Board of Directors and designed reasonably to reflect any material changes in the assets or liabilities of the Corporation or in the number of its outstanding shares which shall have taken place since the close of the New York Stock Exchange on such preceding day. However, whenever the net asset value has altered so that the earlier price no longer approximates the fair market value of the shares, the new asset value per share may be determined and become effective at more frequent intervals and may be withdrawn and redetermined as of a later time.

      In determining the gross value of the assets of the Corporation:
      Securities listed or admitted to trading on a national securities exchange will be valued at their last sale price prior to the time of determining the gross value of the assets; or, if no sales are reported on that date, at the mean of the current bid and asked price. Unlisted securities will be valued at the mean of the current bid and asked price. Securities and other assets for which market quotations are not readily available will be valued at their fair value, as determined by or under the authority of the Board of Directors. Each put or call option will be valued at the market value immediately prior to the time of determining net asset value, or if there is no market therefor, at the greater of (a) cost, amortized on a daily basis over the duration of the option, or (b) in the case of a call the excess of the market value of the share subject to call over the call price of said shares, and in the case of a put, the excess of the put price of the shares subject to put over the market value of said shares. Open short position will be taken into account at the actual realized value thereof.

      The Corporation may suspend the determination of the net asset value during any period when it may suspend the right of the holder of capital stock to require the Corporation to redeem shares of such capital stock.

   d. For the purpose of these Articles of Incorporation the net asset value of the Corporation shall be determined in accordance with Subsection (5)
      (c) of this Article V.
   e. The Board of Directors is empowered, in its absolute discretion, to establish other methods for determining such net asset value per share and the net asset value of the Corporation whenever such other methods are deemed by it to be necessary in order to enable the Corporation to comply with, or are deemed by it to be desirable provided they are not inconsistent with, any provision of the Investment Company Act of 1940, as amended, or any rule or regulation thereunder, including any rule or regulation made or adopted pursuant to Section 22 of the Investment Company Act of 1940, as amended, by the Securities and Exchange Commission or any securities commission or any securities association registered in the Securities Exchange Act of 1934, as amended.
   f. If at any time the Board of Directors shall determine that economic conditions would make it detrimental to the best interests of the remaining stockholders of the Corporation to make payment of the redemption price in whole or in part by a distribution in kind of securities from the portfolio of the Corporation, in lieu of cash, such securities to be valued for this purpose at the same value employed in determining the net asset value per share applicable to such redemption, and to be selected in such manner as the Board of Directors may deem fair and equitable. Payment of the redemption price shall be made on or before the seventh day following the day on which the share certificates (if any) and a request for redemption are properly presented hereunder, except that delivery of any securities included in any such payment shall be made as promptly as any necessary transfers on the books of the issuers whose securities are to be delivered may be made, and except as postponement of the date of the payment may be permissible under the Investment Company Act of 1940 and the rules and regulations thereunder.
   g. Notwithstanding the foregoing, the Corporation may postpone payment or deposit of the redemption price and may suspend the right of the holders of capital stock to require the Corporation to redeem share of such capital stock during any period when:

      1) the New York Stock Exchange is closed for other than weekends and holidays;
      2) the Securities and Exchange Commission has by order permitted such suspension;
      3) an emergency as defined by rules of the Securities and Exchange Commission exists, making disposal of portfolio securities of valuation of net assets of the Corporation not reasonably practicable;
      4) trading on the New York Stock Exchange is restricted under conditions set forth in the rules and regulations of the Securities and Exchange Commission; or
      5) any successor governmental authority may by order permit for the protection of security holders of the Corporation.

   h. The right of any holder of capital stock redeemed by the Corporation as provided herein, to receive dividends or distributions thereon and all other rights of such holder with respect to such shares shall terminate at the time as of which the redemption price of such shares is determined, except the right of such holder to receive:
      1) the redemption price of such shares from the Corporation in accordance with the provisions hereof, and
      2) any dividend or distribution to which such holder has previously become entitled as the record holder of such shares on the record date for such dividend or distribution.
   i. Redemption price of such shares by the Corporation is conditional upon the Corporation having funds or property legally available therefor.
   j. The Corporation, either directly or through an agent, may repurchase its shares, out of funds legally available therefor, upon such terms and conditions and for such consideration as the Board of Directors shall deem advisable, by agreement with the owner at a price not exceeding the net asset value per share as determined by the Corporation at such time or time as the Board of Directors of the Corporation shall designate, and the Corporation may take all other steps deemed necessary or advisable in connection therewith.

   k. The Corporation, pursuant to resolution of the Board of Directors, may cause the redemption, upon the terms set forth in such resolution and in Subsections (6) (b) through (6) (i) of the Article V, of capital stock of shareholders owning twenty or fewer shares. Notwithstanding any other provision of this Article V, if certificates representing such shares have been issued, the redemption price need not be paid by the Corporation until such certificates are presented in proper form for transfer to the agent of the Corporation appointed for such purpose; however, the redemption shall be effective, in accordance with the resolution of the Board of Directors, regardless of whether or not such presentation has been made.

6. If any shares of capital stock shall have been purchased, redeemed or otherwise reacquired by the Corporation in accordance with the law, the Board of Directors may, without action by the stockholders, at any time or from time to time, cancel and eliminate all or part of such shares from the authorized number of shares of the Corporation, or restore all or part of such shares to the status of authorized but unissued shares insofar as the same is permissible under Maryland law; provided that nothing herein contained shall be deemed to limit the right of the Board of Directors to cause the Corporation to hold any or all of such reacquired shares as treasury shares in accordance with the law.

SIXTH: 	The number of directors of the Corporation shall be six (6), which number may be increased or decreased pursuant to the By-laws of the Corporation, and so long as there are less than three (3) stockholders, the number of directors may be less than three (3) but not less than the number of stockholders, and the names of the directors who shall act until the first meeting or until their successors are duly chosen and qualified are, Daniel R. Long III, Nancy P. Jenkins, Michael T. Godack, Deborah A. Splatt, Randolph D. Lewis and David A. Trump.

SEVENTH:	The following provisions are hereby adopted for the purpose of defining, limiting and regulating the powers of the Corporation and of the directors and stockholders:

1. No stockholder of the Corporation may have any pre-emptive or preferential of right subscription to any shares of any class of stock of the Corporation, whether now or hereafter authorized, other than such, if, any, and at such price as the Board of Directors, in its discretion, from time to time, may determine, and the Board of Directors may issue shares of the capital stock of the Corporation without offering the same, either in whole or in part, to the stockholders.
2. Stock of the Corporation may be purchased, held and disposed of by the officers and directors of the Corporation, by partnerships of which any such officer or director may be a member and by Corporations of which any officer or director of the Corporation may be an officer or director.
   Except as above set forth, the officers and directors of the Corporation and partnerships or Corporations with which they are connected or identified may not deal with the Corporation as principals in the purchase or sale of any securities or other property.

3. The Corporation may enter into a written contract with one or more persons (which term shall include any firm, corporation, trust or association), hereinafter referred to as the "Investment Advisor", to manage the assets of the Corporation and to perform such functions as the Board of Directors may deem reasonable and proper. Any such contract shall be subject to the approval of those persons required by the Investment Company Act of 1940 to approve such contract, and shall be terminable at any time upon not more than 60 days notice by resolution of the Board of Directors or by vote of a majority of the holders of capital stock.

   Any such contract may be made with any firm or Corporation in which any director or directors of the Corporation may be interested. The compensation of the Investment Advisor may be based upon a percentage of the value of the net assets of the Corporation, or a combination thereof, or otherwise, as may be provided in such contracts.
4. The Board of Directors shall have authority to appoint and enter into written contract or contracts with an underwriter or distributor or distributors as agent or agents for the sale of shares of the Fund and to pay such underwriter, distributor or distributors and agent or agents as the Board of Directors may in its discretion deem reasonable and proper.
   Any such contract may be made with any firm or Corporation in which any director or directors of the Corporation or the Investment Advisor may be interested.
5. Subject to the foregoing provisions in this Section VII, the Board of Directors may, by resolution or resolutions passed by a majority of the whole Board, designate one or more committees, each committee to consist of two or more of the directors of the Corporation, which, to the extent provided in said resolution or resolutions or in the By Laws of the Corporation, shall have and may exercise the powers of the Board of Directors and in the management of the business and affairs of the Corporation, any may have power to authorize the seal of the Corporation to be affixed to all papers which may require it.
6. The Board of Directors is hereby empowered to authorize the issuance from time to time of any class of shares of stock, whether now or hereafter authorized, for such consideration as the Board of Directors may deem advisable, subject to such limitation and restrictions as may be set forth in these Article of Incorporation, or in the laws of the State of Maryland.
7. The stockholders and directors may hold their meetings outside the State of Maryland, and the books of the Corporation may be kept (subject to any provision contained in any applicable statute) outside the State of Maryland at such place or places as may be from time to time designated by the Board of Directors.
8. To the extent permitted by law, whenever the vote of stockholders at a meeting thereof is required or permitted to be taken for or in connection with any corporate action, the meeting and vote of stockholders may be dispensed with, provided such corporate action is taken by written consent of the holder of capital stock having a majority of the shares of capital stock of the Corporation issued and outstanding and entitled to vote, or having at least the minimum percentage of the total vote required by the laws of Maryland or other applicable statute or these Articles of Incorporation or the By-laws for the proposed corporate action, and provided further that taking of corporate action without a meeting and by less than unanimous written consent.
9. The Board of Directors shall have the power to make, alter, amend or repeal By-Laws of the Corporation, and to adopt any new By-laws except to the extent that the By-laws may otherwise provide.
10.The Board of Directors shall have power from time to time to set apart out of any funds of the Corporation available for dividends a reserve of reserves for any proper purpose, and to abolish any such reserve.
11.The Board of Directors from time to time shall determine whether and to what extent and at what times and places and under what conditions and regulations the accounts and books of the Corporation, or any of them, shall be open to the inspection of the stockholders, and no stockholder shall have any right to inspect any account, book or document of the Corporation except as conferred by statute or as authorized by resolution of the Board of Directors.
12.The Corporation may indemnify any person to the extent permitted by law. 13.The Corporation reserves the right from time to time to make any amendment of its Articles of Incorporation now or hereafter authorized by law, including any amendment which alters the contract rights, as expressly set forth in its Articles of Incorporation or any outstanding stock.

EIGHTH	The duration of the Corporation shall be perpetual.

IN WITNESS WHEREOF, I have signed these Articles of Incorporation on October 21, 1982, and severally acknowledge the same to be my act.

Witness:		/s/Deborah A. Splatt

	         /s/Daniel R. Long III









ROLL 173   PAGE 222

                         ARTICLE OF INCORPORATION
                                   OF
                      GREENSPRING FUND, INCORPORATED


Approved and received for record by the State Department of Assessments and Taxation of Maryland October 21, 1982 at 3:29 o'clock P.M. as in conformity with law and ordered recorded.

Recorded in Liber 2560, folio 1698 one of the Charter Records of the State Department of Assessments and Taxation of Maryland.

Bonus tax paid $60.00 Recording fee paid $28.00 Special Fee paid $___________

To the clerk of the Superior Court of Baltimore City

IT IS HEREBY CERTIFIED, that the within instrument, together with all endorsements thereon, has been received, approved and recorded by the State Department of Assessments and Taxation of Maryland.

AS WITNESS my hand and seal of the said Department at Baltimore.




(seal)
					A132900
					8303629

Received for record
Jan 13 1983 at 11 o'clock
A.M. same day recorded in Liber
SEB No 173 Folio 213 &c,
One of the Charter records of
Baltimore City and examined.
Per Saundra E. Banks, Clerk



                             EXHIBIT A(2)

                             AMENDMENT TO

                    THE ARTICLES OF INCORPORATION
                    GREENSPRING FUND, INCORPORATED


                         ARTICLES OF AMENDMENT

Greenspring Fund, Incorporated, a Maryland Corporation having its principal office in Baltimore County, Maryland (hereinafter called the "Corporation"), hereby certifies to the State Department of Assessments and Taxation of Maryland that:

FIRST:	The charter of the Corporation is hereby amended by adding a new Article which shall read as follows:

 	Article XV.	The Corporation will not be required to hold an annual meeting in any year in which none of the following is required to be acted upon by stockholders under the Investment Company Act of 1940: (1) Election of
Directors;  (2) Approval of the investment advisory agreement;
(3) Ratification of the selection of independent public accountants;
(4) Approval of a distribution agreement;  (5) Any other matters required under the Investment Company Act of 1940 and the rules and regulations thereunder to be submitted to shareholders for their consideration and approval.

SECOND:	The amendment of the charter of the Corporation as hereinabove set forth has been duly advised by the Board of Directors and approved by the stockholders of the Corporation.

IN WITNESS WHEREOF:	Greenspring Fund, Incorporated, has caused these presents
to be signed in its name and on its behalf by its President or one of its Vice Presidents and attested by its Secretary or one of its Assistant Secretaries on May 21, 1990:

ATTEST:	Greenspring Fund, Incorporated

	/s/Michael T. Godack                       		/s/	Charles vK. Carlson
 --------------------                         -----------------------
 Michael T. Godack                            Charles vK. Carlson
 Secretary						                              Vice President


The undersigned, Vice President of Greenspring Fund, Incorporated, who executed on behalf of said Corporation, the foregoing Articles of Amendment, of which this certificate is made a part, hereby acknowledges, in the name and on behalf of said Corporation, the foregoing Articles of Amendment to be the corporate act of said Corporation and further certifies that, to the best of his knowledge, information and belief, the matters and facts set forth herein with respect to the approval thereof are true in all material respects, under the penalties of perjury.

					                                           /s/Charles vK. Carlson
                                                ----------------------
                                                Charles vK. Carlson


                             EXHIBIT B(1)

                               BY-LAWS




                                BY-LAWS
                                  OF
                    GREENSPRING FUND, INCORPORATED

                                                Adopted: October 21, 1982

                   ARTICLE 1. MEETING OF STOCKHOLDERS

Section 1. Annual Meeting.	The annual meeting of the stockholders shall be
held on the second Tuesday of May of each year, at 10 o'clock in the morning at the principal office of the Corporation, or such place as the Board of Directors shall authorize. If such date should be a legal holiday, the meeting shall be held on the next secular day following, at the same hour. Any business of the Corporation may be transacted at the annual meeting without being specifically designated in the notice, except as otherwise provided by statute by the Articles of Incorporation or these By-laws.

Section 2. Special Meetings. Special meetings of the stockholders, unless otherwise prescribed by law, may be called at any time by the Board, or the President for any purpose or purposes whatsoever.

Section 3. Notice of Meetings, Waiver of Notice.	Notice of the place, date
and time of the holding of each annual and special meeting of the stockholders and the purpose or purposes thereof shall be given personally or by mail or by telegraph or other means of written communication, not less than ten or more than fifty days before the date of such meeting. Notice by mail or telegram shall be deemed to be duly given when deposited in the U.S. Mails or delivered to the telegraph company, charges prepaid, and directed to the stockholder at his address as it appears on the record of stockholders, unless he shall have filed with the Secretary of the Corporation a written request that notices to him be directed to some other address, in which case it shall be directed to him at such other address. If a stockholder has no address appearing on the books of the Corporation, notice shall be deemed to have been duly given to him if sent by mail or other means of written communication addressed to the place where the principal office of the Corporation is situated or if published at least once in some newspaper of general circulation in the county where the principal office of the Corporation is situated. Notice of any meeting of stockholders shall not be required to be given to, and notice shall be deemed waived by, any stockholder who shall attend such meeting in person or by proxy and shall not, at the beginning of the meeting, object to the transaction of any business on the ground of lack of notice thereof, or who shall, either before or after the meeting, submit a signed waiver of notice, in person or by proxy. Unless the Board, after the adjournment, shall fix a new record date for an adjourned meeting, or the adjournment is for more than thirty days, notice of such adjourned meeting need not be given if the time and place to which the meeting shall be adjourned were announced at the meeting at which the adjournment is taken.

Section 4. Place of Meetings. Meeting of the stockholders may be held at such place, within or without the State of Maryland as the Board or the officer calling the same shall specify in the notice of such meeting.

Section 5. Quorum. At all meetings of the stockholders, the holders of a majority of the shares of stock of the Corporation issued an outstanding and entitled to vote, present in person or by proxy, shall consitute a quorum for the transaction of business, except as otherwise provided by statute or by the Articles of Incorporation or these By-laws. In the absence of a quorum, no business may be transacted, except the holders of a majority of the shares of stock present in person or by proxy and entitled to vote may adjourn the meeting from time to time, without notice other than announcement thereat, until the holders of the requisite amount of shares of stock shall be so present. At any such adjourned meeting at which a quorum may be present, any business may be transacted which might have been transacted at the meeting originally called. The absence from any meeting, in person or by proxy, of holders of the number of shares of stock of the Corporation in excess of a majority thereof which may be required by the laws of the State of Maryland, the Investment Company Act of 1940, or other applicable statute, the Articles of Incorporation, or these By-laws, for action upon any given matter, shall not prevent action at such meeting upon any other matter or matters which may properly come before the meeting, if there shall be present thereat, in person or by proxy, holders of the number of shares of stock of the Corporation required for action in respect of such other matters or matters.

Section 6. Organization.	At each meeting of the stockholders, the President,
or in his absence or inability to act, a Vice-President, shall act as chairman of the meeting.  The Secretary, or in his absence or inability to act, any person appointed by the chairman of the meeting, shall act as a secretary of the meeting and keep the minutes thereof.

Section 7. Order of Business.		The order of business at all meetings of the
stockholders shall be determined by the chairman of the meeting.

Section 8. Voting.	Except as otherwise provided by statute or the Articles of
Incorporation, each holder of record of shares of stock of the Corporation having voting power shall be entitled at each meeting of the stockholders to one vote for every share of such stock outstanding in his name on the record of stockholders of the Corporation.

If a vote shall be taken on any question, unless required by statute, or determined by the chairman of the meeting to be advisable, any such vote need not be by ballot. On a vote by ballot, each ballot shall be signed by the stockholder voting, or by his proxy, if there is such a proxy, and shall state the number of shares voted.

Section 9. Consent of Stockholders.	Each stockholder entitled to vote at any
meeting of stockholders, or to express consent or dissent to corporate action in writing without a meeting, may authorize another person or person to act for him by proxy signed by such a stockholder of his attorney-in-fact. Any such proxy shall be delivered to the Secretary of the Corporation at or prior to the time designated in the order of business or the resolutions of the Board of Directors for so delivering such proxies. No proxy shall be valid after the expiration of three years from the date thereof, unless otherwise provided in the proxy. Every proxy shall be revocable at the pleasure to the shareholders executing it, except in those cases where such proxy states that it is irrevocable and where an irrevocable proxy is permitted by law.

Section 10. Action Taken by Stockholders. 	Except as otherwise provided by
statute, the Articles of Incorporation or these By-laws, any corporate action to be taken by vote of the stockholders shall be authorized by a majority of the total votes cast at a meeting of stockholders by the holders of shares present in person or represented by proxy and entitled to vote on such action.

Action required or permitted to be taken by stockholders may be taken without a meeting if a written consent, setting forth the action so taken, is signed by the holders of all outstanding shares entitled to vote on such action and is filed with the Secretary of the Corporation as part of the corporate records. Such written consent shall have the same effect as a unanimous vote of the shareholders and may be stated as such in any certificate or document, including those required to be filed with the Secretary-of-State.

                        ARTICLE II - DIRECTORS

Section 1. General Powers.	Except as otherwise provided in the Articles of
Incorporation, the business and affairs of the Corporation shall be managed by the Board of Directors. The Board of Directors may exercise all such authority and powers of the Corporation and do all such lawful acts and things as are not by statute or the Articles of Incorporation directed or required to be exercised or done by the stockholders.

Section 2. Investment Policies.	It shall be the duty of the Board of Directors
to ensure that the purchase, sale, retention and disposal of portfolio securities and the other investment practices of the Corporation are at all time consistent with the investment policies and restrictions of the Corporation, as recited in the current prospectus of the Corporation filed from time to time with the Securities and Exchange Commission and as required by the Investment Company Act of 1940, unless such duty is delegated to the Investment Advisor pursuant to a written contract, as provided in the Articles of Incorporation. The Board, however, may delegate the duty of management of the assets, and may delegate such other of its powers and duties as are permitted by the Articles of Incorporation, the the Executive Committee or other committees, or to an individual or corporate investment advisor to act as Investment Advisor pursuant to a written contract to be approved or ratified initially by the vote of a majority of the entire Board of Directors, including a majority of the Directors of the Corporation who are not parties to such contract, or affiliated persons of any parties to the contract.

Section 3. Number.	The affairs and business of the Corporation shall be
managed by a Board of three to fifteen Directors who need not be stockholders of the Corporation. The number of Directors, within the aforesaid minimum and maximum, may be fixed, increased or decreased from time to time by the stockholders at the annual meeting or at any special meeting called for such purpose, or by vote of a majority of the whole number of Directors, provided that no decrease in the number of Directors by vote of the Board of Directors shall shorten the term of office of any Director duly elected by the stockholders prior to such decrease in the number of Directors. All Directors shall be of full age.

Section 4. How Elected.	At the annual meeting, the persons duly elected by
the votes cast at the election held thereat shall become the Directors for the ensuing year.

Section 5. Term of Office.	The term of office of each of the Directors shall
be until the next annual meeting of the stockholders and thereafter until a successor be elected.

Section 6. Place of Meetings.	Meetings of the Board may be held at such place,
within or without the State of Maryland as the Board may from time to time determine or as shall be specified in the notice of such meeting.

Section 7. Regular Meeting.	The first meeting of each newly elected Board shall
be held immediately following the annual meetings of stockholders and no notice of such meeting shall be necessary to the newly elected Directors in order, legally, to constitute the meeting, provided a majority of the whole Board shall be present; or they may meet at such place and time as shall be fixed by the consent in writing of all the Directors.

Section 8. Special Meetings.	Special meetings of the Board of Directors may
be called by the President at his discretion at any time and shall be called upon the written request of no less than two Directors.

Section 9. Notice of Meetings. Notice of special meetings of the Board of Directors shall be given by service upon each Director in person or by mailing to him at his last know Post Office address, at least five days before the date therein designated for such meeting, including the day of mailing, a notice thereof specifying the time and place of such meeting.

In case of special meetings, such notice shall specify the business to be brought before the meeting and no business other than that specified in such notice shall be transacted at any special meeting.

Any and all notices of meetings may be waived by a Director by written waiver or by personal attendance thereat.

Section 10. Quorum and Manner of Action.	At all meetings of the Board of
Directors the presence of one-third of the entire number of Directors then in office (but not less than two Directors) shall be necessary to constitute a quorum and sufficient for the transaction of business, and any act of a majority present at a meeting, at which there is a quorum, shall be the act of the Board of Directors, except as may be otherwise specifically provided by statute, by the Articles of Incorporation or these By-laws. If a quorum shall not be present at any meeting of Directors, the Directors present thereat may adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum shall be present.

Any action required or permitted to be taken at any meeting of the Board of Directors may, except as otherwise required by statute, be taken without a meeting if a written consent to such action is signed by all members of the Board. Subject to the Investment Company Act of 1940, members of the Board of Directors or committees thereof may participate in a meeting by means of conference telephone or similar communications equipment if all persons participating in the meeting can hear each other at the same time.

Section 11. Organization.	At each meeting of the Board of Directors, the
President, or, in his absence or inability to act, another Director chosen by a majority of the Directors present, shall act as chairman of the meeting and preside thereat. The Secretary, or in his absence or inability to act, any person appointed by the chairman, shall act as secretary of the meeting and keep the minutes thereof.

Section 12. Resignations.	Any director of the Corporation may resign at any
time by giving written notice of his resignation to the Board or the President or the Secretary of the Corporation. Any such resignation shall take effect at the time specified therein, immediately upon its receipt; and, unless otherwise specified therein, the acceptance of such resignation shall not be necessary to make it effective.

Section 13. Removal of Directors.	Any one or more of the Directors may be
removed, either with or without cause at any time by a vote of the stockholders holding a majority of the stock at any special meeting called for such purpose. Any one or more of the Directors elected by the Board may be removed, with or without cause, at any time by a vote of the majority of the whole number of Directors at any special meeting called for such purpose.

Section 14. Vacancies.	Whenever any vacancy shall occur in the Board of
Directors by death, resignation or otherwise, the same shall be filled without undue delay by a majority vote by ballot of the remaining members of the Board of Directors at a special meeting which shall be called for that purpose.
Such special meeting shall be held within thirty days after the occurrence of such vacancy. The person so chosen shall hold office until his successor shall have been elected at a special or annual meeting of the stockholders.

Section 15. Action by Written Consent.	Any action required or permitted to be
taken at any meeting of the Board of Directors or any committee thereof may be taken without a meeting if all members of the Board or committee, as the case may be, consent thereto in writing, and the writing or writings are filed with the minutes of the proceedings of the Board or committee.

Section 16. Compensation.	No stated salary shall be paid to the Directors,
as such, for their services, but, by resolution of the Board of Directors, a fixed sum or expenses of attendance, if any, may be allowed for attendance at each regular or special meeting of the Board; provided that nothing herein contained shall be construed to preclude any Director from serving the Corporation in any other capacity and receiving compensation thereof.

              ARTICLE III. EXECUTIVE AND OTHER COMMITTEES

Section 1. Executive Committee.	The Board may, by resolution adopted by a
majority of the entire Board, designate an Executive Committee consisting of two or more of the Directors of the Corporation, which committee shall have an may exercise all the authority of the Board with respect to all matters other than:
   a) the submission to stockholder of any action requiring authorization of stockholders pursuant to statute or the Articles of Incorporation;
   b) the filling of vacancies on the Board of Directors;
   c) the fixing of compensation of the Directors for serving on the Board, including the Executive Committee;
   d) the approval or termination of any contract with an Investment Advisor;
   e) the amendment or repeal of these By-Laws or the adoption of new By-Laws; and,
   f) the amendment or repeal of any resolution of the Board which by its terms may be amended or repealed only by the Board.

The Executive Committees shall keep written minutes of its proceedings and shall report such minutes to the Board. All such proceedings shall be subject to revision or alteration by the Board; provided, however, that third parties shall not be prejudiced by such revision or alteration.

Section 2. Investment Committee.	The Board may, by resolution adopted by a
majority of the entire Board, appoint an Investment Committee, consisting of two or more of the Directors of the Corporation. The Board may remove any member and may appoint new, alternate or additional members of the Investment Committee. It shall be the function of the Investment Committee to advise the Board as to the investment policies of the Corporation. The Investment Committee shall have no power or authority to make any contract or incur any liability whatever or to take any action binding upon the Corporation, the officers, the Board of Directors, or the stockholders.

Section 3. Other Committees.		The Board may, by resolution adopted by majority
of the entire Board, designate other committees, each consisting of two or more of the Directors of the Corporation, which committees, except as otherwise prescribed by statute, shall have and may exercise the authority of the Board to the extent that such authority shall be conferred by the resolutions designating such committees.

Section 4. General	A majority of any committee may determine its action and
fix the time and place of its meetings, unless the Board shall otherwise provide. In the absence or disqualification of any member of any committee, the member or members thereof present at any meeting and not disqualified from voting, whether or not he or they constitute a quorum, may unanimously appoint another member of the Board of Directors to act at the meeting in the place of any such absent or disqualified member. The Board shall have the power at any time to change the membership of any committee, to fill all vacancies, to designate alternative members to replace any absent or disqualified member, or to dissolve any such committee. Nothing herein shall be deemed to prevent the Board from appointing one or more committees consisting in whole or in part of persons who are not directors of the Corporation; provided, however, that no such committee shall have or may exercise any authority or power of the Board in the management of the business or affairs of the Corporation.

                          ARTICLE IV. OFFICERS

Section 1. Number of Officers.	The officers of the Corporation shall be a
President, one or more Vice-Presidents, a Treasurer and Secretary, and any officer may hold more than one office. The Board of Directors may appoint a Chairman of the Board and such other officers, agents and employees as in their sole discretion they shall deem advisable, who shall subject to recall at all times by a majority vote of the Board of Directors.

Section 2. Election of Officers.	The officers of the Corporation shall be
elected annually by the Board of Directors at its meeting held immediately after the annual meeting of the stockholders and shall hold office for one year and until their successors have been duly elected and qualified, or until their death, or until they shall have resigned, or have been removed, and hereinafter provided in these By-laws. The Board may from time to time elect, or delegate to the President, both the power to appoint such officers (including one or more Assistant Vice-presidents, one or more Assistant Treasurers, and one or more Assistant Secretaries) and such agents as may be necessary or desirable for the business of the Corporation. Such other officers and agents shall have such duties and shall hold their offices for such terms as may be prescribed by the Board or by the appointing authority.

Section 3. Resignations.	Any officer of the Corporation may resign at any time
by giving written notice of his resignation to the Board, the President or the Secretary.  Any such resignation shall take effect at the time specified therein, or, if the time when it shall become effective shall not be specified therein, immediately upon its receipt; and, unless otherwise specified therein, the acceptance of such resignation shall not be necessary to make it effective.

Section 4. Removal.		Any officer or agent of the Corporation may be removed,
either with or without cause, at any time, by the vote of the majority of the entire Board at any meeting of the Board, or, except in the case of an officer or agent elected or appointed by the Board, the President.

Section 5. Vacancies.		A vacancy in any office, whether arising from death,
resignation, removal or any other cause, may be filled for the unexpired portion of the term of the office which shall be vacant, in the manner prescribed in the By-laws for the regular election or appointment to such office.

Section 6. President.		The President shall be the chief executive officer of
the Corporation.  He shall, when present, preside at all meetings of the Board of Directors, and act as chairman at and call to order all meetings of the stockholders; and regulate the order of business thereat, and he shall have the power to call special meetings of the stockholders and Directors for any purpose or purposes, and give and serve notice of such special meetings.

He shall have the general and active management of the business of the Corporation and general and active supervision and direction over the other officers, agents and employees, and shall see that their duties are properly performed except for any responsibilities delegated to an Investment Advisor pursuant to any written contract, as provided for in the Articles of Incorporation.

He shall appoint and discharge, and fix the compensation, subject to the approval of the Directors, of all employees and agents of the Corporation, and make and sign contracts and agreements in the name and in behalf of the Corporation.

He shall be authorized to do or cause to be done all things necessary or appropriate, including preparation, execution and filing of any document, to effectuate the registration of the Corporation with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended.

He shall enforce these By-laws and generally do and perform all acts incident to the office of President, or which are authorized or required by law.

Section 7. Vice-President.	In the absence of, or the inability of the President
to act, he shall perform the duties of the President in the order of their election and shall perform such other functions as the Board of Directors may from time to time designate.

Section 8.  The Treasurer.	The Treasurer shall have charge and custody of,
and be responsible for, all the funds and securities of the Corporation, except those which the Corporation has placed in the custody of a bank or trust company pursuant to a written agreement designating such bank or trust company as custodian of the property of the Corporation.

He shall keep full and accurate accounts of receipts and disbursements in books belonging to the Corporation.

He shall cause all moneys and other valuables to be deposited to the credit of the Corporation.

He shall receive, and give receipts for monies due and payable to the Corporation from any source whatsoever.

He shall disburse the funds of the Corporation and supervise the investment of its funds as ordered or authorized by the Board, taking proper vouchers therefor.

He shall, in general, perform all the duties incident to the office of Treasurer and such other duties as from time to time may be assigned to him by the Board or the President.

Section 9. The Secretary.	The Secretary shall keep the minutes of the meetings
of the Board of Directors and of the stockholders in appropriate books.

He shall give and serve notice of all meetings of the Corporation, provided that the President may also give and serve notice of special meetings of stockholders and Directors called by him.

He shall be custodian of the records and of the seal of the Corporation, an affix the latter when required.

He shall see that the books, reports, statements, certificates and other documents and records required by law to be kept and filed are properly kept and filed.

He shall lay before the Board of Directors at their stated meetings all communications addressed to him officially by the President or any officer or shareholder of the Corporation, and in general, perform all duties incident to the office of the Secretary, and such other duties as from time to time may be assigned to him by the Board or the President.

Section 10. Duties of Officers May Be Delegated.	In the case of the absence
of any officer of the Corporation or for any reason that the Board may deem sufficient, the Board may, except as otherwise specifically provided in these By-laws, delegate the powers or duties of such officers to any other officer or any Director for the time being, provided a majority of the entire Board concurs therein.

Section 11. Compensation of Officers.	The officers shall receive such salary
or compensation as may be determined by the Board of Directors.

                     ARTICLE V. INDEMNIFICATION

The Corporation may indemnify any person to the extent permitted by law.

                   ARTICLE VI. CERTIFICATE OF STOCK

Section 1. Stock Certificates.	Each owner of stock of the Corporation shall
be entitled upon written request to have a certificate, in such form as shall be approved by the Board of Directors. The certificates representing shares of stock shall be signed in the name of the Corporation by the President or a Vice-President and by the Secretary or an Assistant Secretary or the Treasurer and sealed with the seal of the Corporation (which seal may be a facsimile, engraved or printed), provided, however, that where any such certificate is countersigned by a transfer agent, or is registered by a registrar (other than the Corporation or one of its employees), the signatures of the President, Vice-President, Secretary, Assistant Secretary, or Treasurer upon such certificates may be facsimiles, engraved or printed. In case any officer who shall have signed such certificates shall have ceased to be such officer before such certificates shall be issued, they may nevertheless be issued by the Corporation with the same effect as if such officer were still in office at the date of their issue.

Section 2. Books of Account and Record of Stockholders.	There shall be kept
correct and complete books and records of account of all the business and transactions of the Corporation. There shall also be kept, at the office of the Corporation in the State of Maryland, or at the office of its transfer agent, a record containing the names and addresses of all stockholders of the Corporation, the number of shares of stock held by each, and the dates when they became the owners of record thereof.

Section 3. Transfer of Shares.	Transfers of shares of stock of the Corporation
shall be made on the stock records of the Corporation only upon authorization by the registered holder thereof, or by his attorney thereunto authorized by power of attorney duly executed and filed with the Secretary or with a transfer agent or transfer clerk, and on surrender of the certificate or certificates for such shares properly endorsed or accompanied by a duly executed stock transfer power and the payment of all taxes thereon. Except as otherwise provided by law, the Corporation shall be entitled to recognize the exclusive right of a person in whose name any share or shares for all purposes, including, without limitation, the rights to receive dividends or other distributions, and to vote as such owner, and the Corporation shall not be bound to recognize any equitable or legal claim to, or interest in any such share or shares on the part of any other person. Whenever any transfers of shares shall be made for collateral security, written notice thereof shall be given to the Secretary or to such transfer agent or transfer clerk, and such fact shall be stated in the entry of the transfer.

Section 4. Regulations.	The Board may make such additional rules and
regulations, not inconsistent with these By-laws, as it may deem expedient concerning the issue, transfer and registration of certificates, for shares of stock of the Corporation. It may appoint, or authorize any officer or officers to appoint, one or more transfer agents or one or more transfer clerks and one or more registrars, and may require all certificates for shares of stock to bear the signature or signatures of any of them.

Section 5. Lost, Destroyed or Mutilated Certificates.	The holder of any
certificates representing shares of stock of the Corporation shall immediately notify the Corporation of any loss, destruction or mutilation of such certificate, and the Corporation may issue a new certificate of stock in the place of any certificate theretofore issued by it which the owner thereof shall allege to have been lost or destroyed or which shall have been mutilated, and the Board may, in its discretion, require such owner or its legal representatives, to give to the Corporation a bond in such sum, limited or unlimited, and in such form and with such surety or sureties as the Board of Directors in its absolute discretion shall determine, to indemnity the Corporation against any claim that may be made against it on account of the alleged loss or destruction of the any such certificate, or the issuance of a new certificate. Anything herein to the contrary notwithstanding, the Board, in its absolute discretion, may refuse to issue any such new certificate, except pursuant to legal proceedings under the laws of the State of Maryland.

Section 6. Information to Stockholders and Others.	Any person who is a
stockholder of the Corporation shall, upon written demand, under oath stating the purpose thereof, have the right during the usual hours for business, to examine in person or by attorney or other agent, the Corporation's stock ledger, a list of its stockholders, and its other books and records, and to make copies and extract therefrom, provided the purpose is reasonably related to such person's interest as a stockholder, and subject to compliance by such person with such rules and regulation, not inconsistent with the laws of Maryland, as the Board may prescribe.

Section 7. Fixing of Record Date.	The Board may fix, in advance, a date not
more than sixty nor less than ten days before the date then fixed for the holding of any meeting of the stockholders or in the case where action by the stockholder is taken without a meeting, a date not more than sixty days prior to such action and not later than before the last day on which the consent or dissent of the stockholders may be effectively expressed for any purpose without a meeting, such meeting or whose consent or dissent is required or may be expressed for any purpose, as the case may be shall be determined, and all persons who were holders of record of voting stock at such time, and no others, shall be entitled to notice of, and to vote at, such meeting or to express their consent or dissent, as the case may be. The Board may fix, in advance, a date not more than fifty days preceding the date fixed for the payment of any dividend or the making of any distribution or the allotment of rights to subscribe for securities of the Corporation, or for the delivery of evidences of rights or evidence of interests arising out of any change, conversion or exchange of capital stock or other securities as the record date for the determination of the stockholders entitled to receive any such dividend, distribution, allotment, rights, or interest, and in such case only the stockholders of record at the time so fixed shall be entitled to receive such dividend, distribution, allotment, rights, or interests.

                        ARTICLE VII. DIVIDENDS

Dividends shall be paid out of the unreserved and unrestricted earned surplus of the Corporation as declared time to time by resolution of the Board of Directors. The Board of Directors is authorized to accumulate, out of the net earnings, such capital as they deem necessary in the operation of the Corporation, and to accumulate such reserves as they deem appropriate, including reserves to meet contingencies, for equalizing dividends, for future dividends, or for repairing, maintaining or acquiring property useful to the business of the Corporation.

                    ARTICLE VIII. NO PRE-EMPTIVE RIGHTS

Shares of capital stock shall not possess pre-emptive rights to purchase additional shares of stock when offered.

                     ARTICLE IX. NEGOTIABLE INSTRUMENTS

All checks, notes, or other negotiable instruments shall be signed on behalf of the Corporation by such officers, agents, and employees as the Board of Directors may from time to time designate.

                           ARTICLE X. OFFICES

Section 1. Principal Office.	The principal office of the Corporation shall be
Suite 330, The Quadrangle, Village of Cross Keys, Baltimore, 21210, or at such other address as may be fixed by the Board.

Section 2. Other Offices.	The Corporation may also have an office or offices
other than said principal office at such place or places, within or without the State of Maryland, as the Board shall from time to time determine, or the business of the Corporation may require.

                         ARTICLE XI. FISCAL YEAR

The fiscal year of the Corporation shall be determined by the Board.

                            ARTICLE XII. SEAL

The seal of the Corporation shall be determined by the Board.

                        ARTICLE XIII. MISCELLANEOUS

Section 1. Reports to Stockholders.	The books of account of the Corporation
shall be examined by an independent firm of public accountants at the close of each annual period of the Corporation and at such other times, if any, as may be directed by the Board. A report to the stockholders based upon each such examination shall be mailed to each stockholder of the Corporation of record on such date with respect to each report as may be determined by the Board, at his address, as the same appears on the books of the Corporation. Each report shall show the assets and liabilities of the Corporation as of the close of the annual or quarterly period covered by the report and securities in which the funds of the Corporation were then invested; such report and the securities in which the funds of the Corporation were then invested; such report shall also show the Corporation's preceding fiscal year to the close of the annual or quarterly period covered by the report and any other information required by the Investment Company Act of 1940, as amended, and shall set forth such other matters as the Board or such independent firm of public accountants shall determine.

Section 2. Approval of Firm of Independent Public Accountants.	At every
annual meeting of the stockholders of the Corporation there shall be submitted for ratification or rejection the name of the firm of independent public accountants which have been selected for the current fiscal year in which such annual meeting is held by a majority of those members of the Board who are not investment advisors of, or affiliated persons of an investment advisor of, or officers or employees of the Corporation, as such terms are defined in the Investment Company Act of 1940.

Section 3. Custodian.	The Corporation will employ a custodian which shall be
a bank or trust company having a aggregate capital, surplus and undivided profits of at least $2,000,000, pursuant to a contract with the Corporation which shall contain in substance, all applicable provisions stated in the Corporation's Prospectus, Articles of Incorporation, these By-laws, or required by the Investment Company Act of 1940, as amended, and any other Federal and State rules and regulations therein.

Section 4. Underwriter.	The Board of Directors, as consistent with the Articles
of Incorporation, may enter into a contract with any person, firm or corporation to act as underwriter for the Corporation and to perform such other duties and render such other services as shall be deemed necessary. Such contract may be exclusive or not exclusive and may be, but need not be, with the same person, firm or corporation a party to an investment advisor's contract with the Corporation as provided in the Articles of Incorporation and these By-laws. Such contract may also contain any provisions not inconsistent with the Articles of Incorporation, these By-laws and the Investment Company Act of 1940, as amended.

                         ARTICLE XIV. AMENDMENTS

These By-laws may be amended, altered or added to by the vote of the Board of Directors of this Corporation at any regular meeting of said Board, or at a special meeting of the Directors provided a quorum of the Directors is present at such regular or special meeting, and that notice of such shall have been given as provided in these By-laws, which notice shall mention that amendment or repeal of the By-laws or the adoption of new By-laws is one of the purposes of such meeting. These By-laws and any amendments thereto and new By-laws added by the Directors may be amended, altered or replaced by the stockholders at any annual or special meeting of the stockholders, provided, however, that notice of such meeting shall have been given as provided in these By-laws, is one of the purposes of such meeting.

Whenever any provision of these By-laws or any amendment thereto shall conflict with a provision in the Articles of Incorporation (and any amendment thereto in effect), the applicable provision in such Articles (so amended) shall prevail and control.


                              EXHIBIT B(2)

                       AMENDMENT TO THE BY-LAWS

                PROPOSED AMENDED SECTION OF THE BY-LAWS
               CONCERNING ELIMINATION OF THE REQUIREMENT
                   FOR ANNUAL STOCKHOLDERS' MEETINGS

The By-laws of the Company shall be amended by deleting the present Section
1 of Article 1 and substituting therefor the following Section 1, which shall read as follows:

Section 1. Annual Meetings.	The annual meeting of stockholders shall be held
each year at such place and time as shall be designated from time to time by the Board of Directors, or at such other date and time within thirty-one (31) days of such date to be established by the Board of Directors of the Corporation, at which meeting the stockholders may transact such business within the powers of the Corporation as may properly come before the meeting, provided that the Corporation may not be required to hold an annual meeting in which none of the following is required to be acted on by stockholders under the Investment Company Act of 1940: (1) Election of Directors; (2) Approval of the Investment Advisory agreement; (3) Ratification of the selection of independent public accountants; and (4) Approval of a distribution agreement; and any other matters required under the Investment Company Act of 1940 and the rules and regulation thereunder to be submitted to shareholders for their consideration and approval. Any business of the Corporation may be transacted at the annual meeting without being specifically designated in the notice, except such business as is specifically required by statute to be stated in the notice. [MCCL. Section 2-501]

The By-laws of the Company shall be amended by deleting the present section 4 of Article II and substituting therefor the following Section 4 which shall read as follows:

Section 4. Election of Directors.	Except as otherwise provided in Section 13
and 14 thereof, Directors shall be elected at an annual or special meeting of stockholders by vote of the holders of a majority of the shares present in person or by proxy entitled to vote thereon. [MCCL. Section 2-404]

The By-Laws of the Company shall be amended by deleting the present Section 7 of Article II and substituting therefor the following Section 7 which shall read as follows:

Section 7. Annual and Regular Meetings.	The annual meeting of the Board of
Directors for choosing officers and transacting other proper business shall be held immediately after any annual stockholders meeting and, in the event that no annual stockholders' meeting shall be called prior thereto, the annual meeting of the Board of Directors shall be held on a date to be selected by the Board of Directors no later than the third Tuesday in February at such place as may be specified in the notice of such meeting of the Board of Directors. The Board of Directors from time to time may provide by resolution for the holding of regular meetings and fix their time and place (within or outside the State of Maryland). [MCCL, Section 2-409 (a)]


                               EXHIBIT D

                    INVESTMENT ADVISORY AGREEMENT

                   	INVESTMENT ADVISORY AGREEMENT

AGREEMENT, effective commencing on October 15, 1999, between Corbyn Investment Management, Inc., a Maryland corporation (the "Advisor") and Greenspring Fund, Incorporated, a Maryland corporation (the "Fund").

WHEREAS, the Fund is a Maryland corporation organized under Articles of Incorporation dated October 21, 1982 (the "Articles") and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end, diversified management investment company; and

WHEREAS, the Fund wishes to retain the Advisor to render investment advisory services to the Fund and the Advisor is willing to furnish such services to the Fund; and

WHEREAS, the Advisor is registered as an investment advisor under the Investment Advisers Act of 1940, as amended (the "Advisers Act");

NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, it is agreed between the Fund and the Advisor as follows:

1.	APPOINTMENT.  The Fund hereby appoints the Advisor to act as investment advisor to the Fund for the periods and on the terms set forth in this Agreement. The Advisor accepts such appointment and agrees to furnish the services herein set forth, for the compensation herein provided. The Advisor will furnish, without cost to the Fund, or provide and pay the cost of, such office facilities, furnishings, and office equipment as may be required by the Fund.

2.	INVESTMENT ADVISORY DUTIES.

   (A) Subject to the supervision of the Board of Directors of the Fund, the Advisor will (i) provide a program of continuous investment management for the Fund in accordance with the 1940 Act, the Fund's investment objectives, policies and limitations as stated in the Fund's Prospectus (the "Prospectus") and Statement of Additional Information included as part of the Fund's Registration Statement filed with the Securities and Exchange Commission, as they may be amended from time to time, copies of which shall be provided to the Advisor by the Fund; (ii) make invesment decisions for the Fund; and (iii) place orders to purchase and sell for the Fund.


   (B) In performing its investment management services to the Fund hereunder, the Advisor will provide the Fund with ongoing investment guidance and policy direction, including oral and/or written research, analysis, advice, statistical and economic data and judgments regarding individual investments, general economic conditions and trends and long-range investment policy. The Advisor will determine the securities, instruments, repurchase agreements, options, futures and other investments and techniques that the Fund will purchase, sell, enter into or use, and will provide an ongoing evaluation of the Fund's investments. The Advisor will determine what portion of the Fund's investments shall be invested in securities and other assets, and what portion, if any, should be held in money market equivalents or held in cash reserves. Subject to the approval of the Board of Directors (including a majority of the Fund's Directors who are not "interested persons" of the Fund as defined in the 1940 Act) and of the shareholders of the Fund, the Advisor may delegate to a sub-advisor its duties enumerated in Section 2 hereof. The Advisor shall continue to supervise the performance of any such sub-advisor and shall report regularly thereon to the Fund's Board of Directors.

   (C) The Advisor shall be responsible for selecting members of securities exchanges, brokers and dealers (such members, brokers and dealers being hereinafter referred to as "brokers") for the execution of the Fund's portfolio transactions consistent with the Fund's brokerage policy and, when applicable, the negotiation of commissions in connection therewith. All decisions and placements shall be made in accordance with the following principles:

          (i) Purchase and sale orders will usually be placed with brokers that are selected by the Advisor as able to achieve "best execution" of such orders. "Best execution" shall mean prompt and reliable execution at the most favorable securities price, taking into account the other provisions hereinafter set forth. The determination of what may constitute best execution and price in the execution of a securities transaction by a broker involves a number of considerations, including, without limitatation, the overall direct net economic result to the Fund (involving both price paid or received and any commissions and other costs paid), the efficiency with which the transaction is executed, the ability to effect the transaction at all where a large block is involved, availability of the broker to stand ready to execute possibly difficult transactions in the future, and the financial strength and stability of the broker. Such considerations are judgemental and are weighed by the Advisor in determining the overall reasonableness of brokerage commissions.

          (ii) In selecting brokers for portfolio transactions, the Advisor shall take into account its past experience as to brokers qualified to achieve "best execution," including brokers who specialize in any foreign securities held by the Fund.

          (iii) If the Board of Directors so authorizes the Advisor, the Advisor may allocate brokerage business to brokers who have provided brokerage and research services, as such services are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended (the "1934 Act") for the Fund and/or other accounts, if any, for which the Advisor exercises investment discretion (as defined in Section 3(a)(35) of the 1934 Act) and, as to transactions for which fixed minimum commission rates are not applicable, to pay a commission for effecting a securities transaction in excess of the amount another broker would have charged for effecting that transaction, if the Advisor determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker, viewed in terms of either that particular transaction or the Advisor's overall responsibilities with respect to the Fund and the other accounts, if any, as to which it exercises investment discretion. In reaching such determination, the Advisor will not be required to place or attempt to place a specific dollar value on the research or execution services of a broker or on the portion of any commission reflecting either of said services. In demonstrating that such determinations were made in good faith, the Advisor shall be prepared to show that all commissions were allocated and paid for purposes contemplated by the Fund's brokerage policy; that the research services provide lawful and appropriate assistance to the Advisor in the performance of its investment decision-making responsibilities, and that the comissions were within a reasonable range. Whether commissions were within a reasonable range shall be based on any available information as to the level of commissions known to be charged by other brokers on comparable transactions, but there shall be taken into account the Fund's policies that (a) obtaining a low commission is deemed secondary to obtaining a favorable securities price, since it is recognized that usually it is more beneficial to the Fund to obtain a favorable price than to pay the lowest commission; and (b) the quality, comprehensiveness and frequency of research studies which are provided for the Advisor are useful to the Advisor in performing its advisory services under this Agreement. Research services provided by brokers to the Advisor are considered to be in addition to, and not in lieu of, services required to by performed by the Advisor under this Agreement. Research furnished by brokers through which the Fund effects securities transactions may be used by the Advisor for any of its accounts, and not all such research may be used by the Advisor for the Fund. When execution of portfolio transactions is allocated to brokers trading on exchanges with fixed brokerage commission rates, account may be taken of various services provided by the broker.

          (iv) Purchases and sales of portfolio securities within the United States other than on a securities exchange shall be executed with primary market makers acting as principal, except where, in the judgment of the Advisor, better prices and execution may be obtained on a commission basis or from other sources.

   (D)	 The Advisor further agrees that, in performing its duties hereunder, it will:

          (i) comply with the 1940 Act and all rules and regulations thereunder, the Advisers Act, the Internal Revenue Code (the "Code") and all other applicable federal and state laws and regulations, and with any applicable procedures adopted by the Directors;

          (ii) use reasonable efforts to manage the Fund so that it will qualify, and continue to qualify, as a regulated investment company under Subchapter M of the Code and regulations issued thereunder;

         	(iii)    place orders pursuant to its investment determinations for the Fund directly with the issuer, or with any broker or dealer, in accordance with applicable policies expressed in the Fund's Prospectus and/or Statement of Additional Information and/or in this Agreement and in accordance with applicable legal requirements;

          (iv) furnish to the Fund whatever statistical information the Fund may reasonably request with respect to the Fund's assets or contemplated investments. In addition, the Advisor will keep the Fund and its Directors informed of developments materially affecting the Fund's investments and shall, on the Advisor's own initiative, furnish to the Fund from time to time whatever information the Advisor believes appropriate for this purpose;

          (v) make available to the Fund, promptly upon its request, such copies of the Advisor's investment records and ledgers with respect to the Fund as may be required to assist the Fund in its compliance with applicable laws and regulations. The Advisor will furnish the Directors with such periodic and special reports regarding the Fund as they may reasonably request; and

          (vi) immediately notify the Fund in the event that the Advisor or any of its affiliates (a) becomes aware that it is subject to a statutory disqualification that prevents the Advisor from serving as investment advisor pursuant to this Agreement; or (b) becomes aware that it is the subject of an administrative inquiry, proceeding or enforcement action by the Securities and Exchange Commission ("SEC") or other regulatory authority. The Advisor further agrees to notify the Fund immediately of any material fact known to the Advisor respecting or relating to the Advisor that is not contained in the Fund's Registration Statement, or any amendment or supplement thereto that may reasonably be required to be disclosed therein, and of any statement contained therein that becomes untrue in any material respect.

3. ALLOCATION OF CHARGES AND EXPENSES. Except as otherwise specifically provided in this Section 3, the Advisor shall pay the compensation and expenses of all of its directors, officers and employees who serve as officers and executive employees of the Fund (including the Fund's share of payroll taxes for such persons), and the Advisor shall make available, without expenses to the Fund, the service of its directors, officers and employees who may be duly-elected officers of the Fund, subject to their individual consent to serve and to any limitations imposed by law.

The Advisor shall not be required to pay any expenses of the Fund other than those specifically allocated to the Advisor in this Section 3. In particular, but without limiting the generality of the foregoing, the Advisor shall not be responsible, except to the extent of the reasonable compensation of such of the Fund's employees as are officers or employees of the Advisor whose services may be involved, for the following expenses of the Fund; organization and certain offering expenses of the Fund (including out-of-pocket expenses, but not including the Advisor's overhead and employee costs); fees payable to the Advisor and to any other Fund advisors or consultants; legal expenses; auditing and accounting expenses; interest expenses; telephone, telex, facsimile, postage and other communications expenses; taxes and governmental fees, dues and expenses incurred by or with respect to the Fund in connection with membership in investment company trade organizations; costs of insurance relating to fidelity coverage for the Fund's officers and employees; fees and expenses of the Fund's custodian, any sub-custodian, transfer agent, registrar, or dividend disbursing agent; payments to the Advisor for maintaining the Fund's financial books and records and calculating the daily net asset value pursuant to Section 4 hereof, other payments for portfolio pricing or valuation services to pricing agents, accountants, bankers and other specialists, if any; expenses of preparing share certificates; other expenses in connection with the issuance, offering, distribution, sale or redemption of securities issued by the Fund; expenses relating to investor relations; expenses of registering and qualifying shares of the Fund for sale; freight, insurance and other charges in connection with the shipment of the Fund's portfolio securities; brokerage commissions or other costs of acquiring or disposing of any portfolio securities or other assets of the Fund or of entering into other transactions or engaging in any investment practices with respect to the Fund; expenses of printing and distributing Prospectuses, Statements of Additional Information, reports, notices and dividends to stockholders; costs of stationery; any litigation expenses; costs of stockholders' meetings; the compensation and all expenses (specifically including travel expenses relating to the Fund's business) of officers, directors and employees of the Fund who are not officers or employees of the Advisor, and travel expenses (or an appropriate portion thereof)

of officers or directors of the Fund who are officers, directors or employees of the Advisor to the extent that such expenses relate to attendance at meetings of the Board of Directors of the Fund with respect to matters concerning the Fund, or any committees thereof or advisors thereto.

4. COMPENSATION. As compensation for the services provided and expenses assumed by the Advisor under this Agreement, the Fund will pay the Advisor at the end of each calendar month an advisory fee as set forth in Schedule A hereto. The advisory fee is computed daily as a percentage of the Fund's net assets. The "net assets" of the Fund shall mean the average of the values placed on the Fund's net assets as of 4:00 p.m. (Eastern time) on each day on which the net asset value of the Fund is determined consistent with the provisions of Rule 22c-1 under the 1940 Act or, if the Fund lawfully determines the value of its net assets as of some other time on each business day, as of such other time. The value of net assets of the Fund shall always be determined pursuant to the applicable provisions of the articles and the Registration Statement. If, pursuant to such provisions, the determination of net asset value is suspended for any particular business day, then for the purposes of this Section 4, the value of the net assets of the Fund as last determined shall be deemed to be the value of its net assets as of the close of regular trading on the New York Stock Exchange, or as of such other time as the value of the net assets of the Fund's securities may lawfully be determined, on that day. If the determination of the net asset value of the shares of the Fund has been so suspended for a period including any month when the Advisor's compensation is payable at the end of such month, then such value shall be computed on the basis of the value of the net assets of the Fund as last determined (whether during or prior to such month). If the Fund determines the value of the net assets more than once on any day, then the last such determination thereof on that day shall be deemed to be the sole determination thereof on that day for the purposes of this Section 4.

In the event that the Advisor's gross compensation hereunder shall, when added to the other expenses of the Fund, cause the aggregate expenses of the Fund to exceed the maximum expenses permitted under the lowest applicable expense limitation established pursuant to the statutes or regulations of any jurisdiction in which the shares of the Fund may be qualified for offer and sale, the total compensation paid or payable to the Advisor shall be reduced (but not below zero), to the extent necessary to cause the Fund not to exceed such expense limitation. Except to the extent that such reduction has been reflected in lowered monthly payments to the Advisor, the Advisor shall refund to the Fund the amount by which the total of payments received by the Advisor are in excess of such expense limitation as promptly as practicable after the end of such fiscal year, provided that the Advisor shall not be required to pay the Fund an amount greater than the fee otherwise payable to the Advisor in respect of such year. As used in this Section 4, "expenses" shall mean those expenses included in the applicable expense limitation having the broadest specifications thereof and "expense limitation" shall mean a limitation on the maximum annual expenses which may be incurred by an investment company as determined by applicable law. The words "lowest applicable expense limitation" shall be deemed to be that which results in the largest reduction of the Advisor's compensation for any fiscal year of the Fund; provided, however, that nothing in this Agreement shall limit the Advisor's fees if not required by an applicable statute or regulation referred to above in this Section 4.

5.     BOOKS AND RECORDS.  The Advisor agrees to maintain such books and records with respect to its services to the Fund as are required by Section
31 of the 1940 Act, and rules adopted thereunder, and by other applicable legal provisions, and to preserve such records for the periods and in the manner required by that Section, and those rules and legal provisions. The Advisor also agrees that records it maintains and preserves pursuant to Rules 31a-1 and 31a-2 under the 1940 Act in connection with its services hereunder are the property of the Fund and will be surrendered promptly to the Fund upon its request. The Advisor further agrees that it will furnish to regulatory authorities having the requisite authority any information or reports in connection with its services hereunder which may be requested in order to determine whether the operations of the Fund are being conducted in accordance with applicable law and regulations.

6. STANDARD OF CARE AND LIMITATION OF LIABILITY. The Advisor shall exercise its best judgment in rendering the services provided by it under this Agreement. The Advisor shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund or the holders of the Fund's shares in connection with the matters to which this Agreement relates, provided that nothing in this Agreement shall be deemed to protect or purport to protect the Advisor against any liability to the Fund or to holders of the Fund's shares to which the Advisor would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or by reason of the Advisor's directors, employees or other affiliates of the Advisor performing services with respect to the Fund.

7. SERVICES NOT EXCLUSIVE. It is understood that the services of the Advisor are not exclusive, and that nothing in this Agreement shall prevent the Advisor from providing similar services to other investment companies or to other series of investment companies, or from engaging in other activities, provided such other services and activities do not, during the term of the Agreement, interfere in a material manner with the Advisor's ability to meet its obligations to the Fund hereunder. When the Advisor recommends the purchase or sale of the same security for the Fund, it is understood that in light of its fiduciary duty to the Fund, such transactions will be executed on a basis that is fair and equitable to the Fund. In connection with the purchases or sales of portfolio securities for the account of the Fund, neither the Advisor nor any of its directors, officers or employees shall act as a principal or agent or receive any commission, provided that portfolio transactions for the Fund may be executed through firms affiliated with the Advisor, in accordance with applicable legal requirements. If the Advisor provides any advice to its clients concerning the shares of the Fund, the Advisor shall act solely as investment counsel for clients and not in any way on behalf of the Fund.

8. DURATION AND TERMINATION. This Agreement shall continue until May 1, 2000, and thereafter shall continue automatically for successive annual periods, provided such continuance is specifically approved at least annually by (a) the Directors or (b) a vote of a "majority" (as defined in the 1940 Act) of the Fund's outstanding voting securities (as defined in the 1940 Act), provided that in either event the continuance is also approved by a majority of the Directors who are not "interested persons" (as defined in the 1940 Act) of any party to this Agreement, by vote cast in person at a meeting called for the purpose of voting on such approval. Notwithstanding the foregoing, this Agreement may be terminated (a) at any time without penalty by the Fund upon the vote of a majority of the Directors or by vote of the majority of the Fund's outstanding voting securities, upon sixty (60) days written notice to the Advisor or (b) by the Advisor at any time without penalty, upon sixty (60)

days written notice to the Fund. Notwithstanding the foregoing, this Agreement will terminate automatically in the event of its assignment (as defined in the 1940 Act).

9. AMENDMENTS. No provision of this Agreement may be changed, waived, discharged, or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought, and no amendment of this Agreement shall be effective until approved by an affirmative vote of (a) a majority of the outstanding voting securities of the Fund, and (b) a majority of the Directors, including a majority of Directors who are not interested persons of any party to this Agreement, cast in person at a meeting called for the purpose of voting on such approval, if such approval is required by applicable law.

10.    MISCELLANEOUS.

    A. This Agreement shall be governed by the laws of the State of Maryland, provided that nothing herein shall be construed in a manner inconsistent with the 1940 Act, the Advisers Act, or rules, regulations or orders of the SEC thereunder.

    B. The captions of this Agreement are included for convenience only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect.

    C. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected hereby and, to this extent, the provisions of this Agreement shall be deemed to be severable.

    D. Nothing herein shall be construed as constituting the Advisor as an agent of the Fund.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their officers designated below as of October 14, 1999.


GREENSPRING FUND, INCORPORATED

By:	/s/ Michael J. Fusting
    ------------------------------------
Its:Sr. Vice President
    ------------------------------------

CORBYN INVESTMENT MANAGEMENT, INC.

By: /s/ Charles vK. Carlson
    ------------------------------------
Its:President
    ------------------------------------

92718001.028.doc

	                              SCHEDULE A
	                 TO THE INVESTMENT ADVISORY AGREEMENT
	                    DATED OCTOBER 15, 1999 BETWEEN
	                  GREENSPRING FUND, INCORPORATED AND
                  	CORBYN INVESTMENT MANAGEMENT, INC.


Pursuant to Section 4 of this Agreement, the Fund shall pay the Advisor, at the end of each calendar month, compensation computed daily at an annual rate of the Fund's average daily net assets as follows:

            AVERAGE DAILY NET ASSETS					                FEE
            $0 to $250,000,0000                         .75%

            $250,000,000 to $500,000,0000               .70%

            in excess of $500,000,0000                  .65%















92718001.028.doc

                             EXHIBIT H(7)

                 AMENDMENT TO THE OPERATING AGREEMENT

                   AMENDMENT TO OPERATING AGREEMENT

This Amendment ("Amendment") is made as of November 15, 1999, by and between Charles Schwab & Co., Inc. ("Schwab"), a California corporation, and The Greenspring Fund, Incorporated ("Fund Company"), a registered investment company executing this Amendment on its own behalf and on behalf of each of its series or classes of shares ("Fund(s)"), which are parties to an Operating Agreement, made as of September 14, 1993, as amended thereafter ("Operating Agreement"). This Amendment amends the Operating Agreement. All capitalized terms used in this Amendment and not defined herein shall have the meaning ascribed to them in the Operating Agreement.

WHEREAS, the parties wish to amend the Operating Agreement to provide for procedures in the event that Fund Company fails to (i) settle redemption orders on the next business day after trade date ("Settlement Date") without having notified Schwab on trade date, as required under the terms of the Operating Agreement, or (ii) pay distributions in a timely manner, as required under the terms of the Operating Agreement.

NOW, THEREFORE, in consideration of the foregoing and the mutual promises set forth in the Operating Agreement, the Operating Agreement is hereby amended as follows:

	  1.	Settlement of Transactions

	     a.	In the event that a Fund should need to extend settlement on redemption orders, including but not limited to redemption orders under the Retirement Plan Order Processing Amendment if in effect, Fund Company must notify Schwab by 7:00 p.m. Eastern Time on trade date to discuss the extension.

     	b.	If Fund Company does not settle redemption orders on Settlement Date and has not notified Schwab by 7:00 p.m. Eastern Time on trade date of the need to extend settlement, then Schwab may, at its option, take any or all of the following actions:

		       (i)	Charge interest on the amount of the redemption proceeds due to it, as follows:

			          (A)	For the first day, (a) Schwab may charge Fund Company interest at the Federal Funds "offered" rate for such day as published in The Wall Street
Journal if the amount does not exceed $1 million, or (b) Schwab may charge Fund
Company interest at the Prime Rate for such day as published in The Wall Street
Journal if the amount exceeds $1 million; and

           		(B) For each day following, Schwab may charge Fund Company interest at the Prime Rate for each such day as published in The Wall Street Journal, plus 2% per annum; and

	        (ii) Upon notice to Fund Company, on any subsequent Settlement Date and for so long as such redemption proceeds are due to it:

		            (A) Schwab may settle purchase orders and redemption orders net of each other for such Fund; and/or

			           (B) Schwab may net any redemption proceeds still due to it against any net or gross purchase amount due from it to the Funds.

  	2.	Distributions

		    a.	With respect to a consolidated omnibus Account, and for purposes of effecting cash distributions for investors who have elected to receive their capital gains distributions and/or dividends in cash, if Fund Company does not wire the cash proceeds to Schwab on the next business day after the ex-
dividend date for such distribution (a "Due Date"), as required under the terms of the Operating Agreement, then Schwab may, at its option, charge interest on the amount of such cash proceeds outstanding on or after the Due
Date as set forth in Section 2 (c) below.

    		b.	With respect to a cash distribution Account, if Fund Company does not wire the cash distribution to Schwab on the payable date for such distribution
(a "Due Date"), as required under the terms of the Operating Agreement, then
Schwab may, at its option, charge interest on the amount of such cash distribution outstanding on or after the Due Date as set forth in Section 2(c)
below.

    		c.	For the Due Date, (i) Schwab may charge Fund Company interest at the
Federal Funds "offered" rate for such day as published in The Wall Street
Journal if the amount does not exceed $1 million, and (ii) Schwab may charge
Fund Company interest at the Prime Rate for such day as published in The Wall
Street Journal if the amount exceeds $1 million.  For each day following the
Due Date, Schwab may charge Fund Company interest at the Prime Rate for each such day as published in The Wall Street Journal, plus 2% per annum.

  	3.	Except as specifically set forth herein, all other provisions of the
Operating Agreement shall remain in full force and effect.  To the extent of any conflict between this Amendment and the Operating Agreement, this
Amendment shall control.

	  IN WITNESS WHEREOF, the parties have executed this Amendment.

CHARLES SCHWAB & CO., INC.                  THE GREENSPRING FUND, INCORPORATED,
By: /s/Fred Potts					                       on its own behalf and on behalf
    --------------------------               of each Fund
	   Fred Potts
   	Vice President/ Mutual Funds             By: /s/Charles vK. Carlson
   	Operations Administration                    -----------------------------

Date: 1/7/00                                 Name:  Charles vk. Carlson
      ------------------------                    ----------------------------
                                             Title: President
                                                  ----------------------------
                                             Date: 12/30/99
                                                  ----------------------------

                              EXHIBIT H(8)

          AGREEMENT WITH AMERICAN EXPRESS FINANCIAL ADVISORS INC.




                               AGREEMENT

This Agreement is made as of 11th day of October, 1999, between American Express Financial Advisors Inc. ("Broker"), a Delaware corporation, and Greenspring Fund ("Fund Party").

WHEREAS, Fund Party is the investment advisor or distributor of open-end investment companies with one or more series or classes of shares (each being referred to as a "Fund");

WHEREAS, Fund Party wishes Broker, a broker-dealer, to make Fund shares, for Funds which advisor or distributor has now or in the future, available to its customers;

WHEREAS, Broker would place purchase, redemption, and exchange orders for Fund shares on its customers' behalf through an omnibus clearing relationship with a broker/dealer having an account or accounts with each Fund for such purposes and under a direct contractual relationship with the Funds to which Broker is not a party; and

WHEREAS, Broker is only willing to place such orders for its customers upon receiving certain assurances and indemnifications directly from Fund Party.

NOW, THEREFORE, in consideration of the foregoing and the mutual promises set forth below, the parties agree as follows:

	   1.	Compliance Responsibilities

		     a.	Fund Party is responsible for (i) the compliance of each prospectus, registration statement, annual or other periodic report, proxy statement and item of advertising or marketing material of or relating to each Fund with all applicable laws, rules and regulations (except for advertising or marketing material prepared by Broker that was not published or provided to Broker by or on behalf of Fund Party or any Affiliate (defined below) or accurately derived from information published or provided by or on behalf of Fund Party or any Affiliate), (ii) the tabulation of returned proxies, (iii) the registration or qualification of shares of each Fund under all applicable laws, rules and regulations, and (iv) the compliance by Fund, Fund Party, and each
Affiliate, as that term is defined below, with all applicable laws, rules and regulations (including the Investment Company Act of 1940, as amended, (the
"1940 Act"), and the Investment Advisers Act of 1940, as amended), and the rules and regulations of each self-regulatory organization with jurisdiction over
Fund, Fund Party, or any Affiliate, except to the extent that the failure to so comply by Fund, Fund Party, or any Affiliate is caused by Broker's failure to comply with all applicable laws, rules and regulations (including the 1940
Act), and the Investment Advisers Act of 1940, as amended), and the rules and regulations of each self-regulatory organization with jurisdiction over
Broker.  For purposes of this Agreement, an "Affiliate" of a person means (i)
any person directly or indirectly controlling, controlled by, or under common control with, such persons, (ii) any officer, director, partner, corporation, or employee of such person, and (iii) if such person is an investment company, any investment advisor thereof or any member of the advisory board thereof.
       b.	Broker is responsible for Broker's compliance with all applicable laws, rules and regulations governing Broker's purchase, redemption, and exchange transactions on behalf of its customers, except to the extent that Broker's failure to comply with any law, rule or regulation is caused by Fund Party's breach of this Agreement, or its willful misconduct or negligence in the performance or failure to perform its obligations under this Agreement.

    2.	Indemnification

       a. 	Fund Party shall indemnify and hold harmless Broker and each director, officer, employee and agent of Broker from and against any and all claims, demands, actions, losses, damages, liabilities, costs, charges, reasonable counsel fees, and expenses of any nature it or they may incur ("Losses") arising out of (i) any inaccuracy or omission in any prospectus, registration statement, annual or other periodic report or proxy statement of any Fund or in any advertising or promotional material generated by any Fund or Fund Party or Affiliate or accurately based on any information published or provided by Fund Party or any Fund or Affiliate, or (ii) any breach by Fund Party of any representation, warranty or agreement contained in this Agreement, except to the extent such Losses are caused by Broker's breach of this Agreement or its willful misconduct or negligence in the performance, or failure to perform, its obligations under this Agreement.

       b. Broker shall indemnify and hold harmless Fund Party, each trust or corporation of which a Fund is a series and each director, officer, employee and agent of Fund Party or any such trust or corporation, from and against any and all Losses arising out of (i) any inaccuracy or omission in any advertising or promotional material generated by Broker, or (ii) any breach by Broker of any representation, warranty or agreement contained in this Agreement, except to the extent such Losses are caused by Fund Party's breach of this Agreement or its willful misconduct or negligence in the performance, or failure to perform, its obligations under this Agreement.

       c.	Notwithstanding anything else in this Agreement to the contrary, neither party shall be liable to the other party for any consequential, special or incidental damages.

    3.	Representation and Warranties

       a.	Fund Party represents and warrants to Broker that Fund Party, and the person executing this Agreement on its behalf, is duly authorized and empowered to execute and deliver this Agreement.

       b.	Broker represents and warrants that: (i) it and the persons executing this Agreement on its behalf are duly authorized and empowered to enter into this Agreement; (ii) it is, and shall remain for the terms of this Agreement, duly registered as a broker-dealer under the Securities Exchange Act of 1934, as amended; (iii) it is, and shall remain for the term of this Agreement, duly registered as a broker-dealer under the laws of each state or territory of the
United States in which Broker Dealer makes shares of any Fund available to its customers; (iv) it is a member in good standing of the National Association of Securities Dealers, Inc. ("NASD"); and (v) all of its personnel requiring registration under federal or state securities laws or under the rules of the
NASD are and will remain so registered as required by such laws or rules.

    4.  Entire Agreement; Amendment

This Agreement constitutes the entire agreement between the parties as to the subject matter hereof and supersedes any and all agreements, representations and warranties, written or oral, between the parties regarding such subject matter made prior to the date on which this Agreement has been executed and delivered by Broker and Fund Party.

    5.  Effectiveness of Agreement; Term

This Agreement may be terminated by either party as to any Fund upon 90 days' written notice, or upon such shorter notice as is required by law, order, or instruction by a court of competent jurisdiction or a regulatory body or self-regulatory organization with jurisdiction over the terminating party.

    6.  Assignability

This Agreement is not assignable by either party without the other party's prior written consent; provided that either party may assign its rights and obligations under this Agreement to any corporation that controls, is controlled by, or is under common control with the party.

    7.  Applicable Law and Arbitration

        a.	Applicable Law.  This Agreement shall be governed by and construed in accordance with the laws of the State of Minnesota.

        b.	Arbitration.  Any dispute between the parties concerning this
Agreement not resolved between the parties shall be arbitrated in accordance with the rules and regulations of the National Association of Securities Dealers. In the event of any dispute between Broker and Fund Party, Fund Party shall continue to so perform its obligations under this Agreement in good faith during the resolution of such dispute unless and until this Agreement is terminated in accordance with the provisions hereof.

    8.  Notices

Notices. All notices required by this Agreement shall be in writing and delivered personally or sent by first class mail. All notices and other communications concerning this Agreement will be deemed to have been received as of the earlier of actual physical receipt or three days after deposit, first class postage prepaid, in the United States Mail. All such notices and other communications shall be made:

		If to Broker, to:

		American Express Financial Advisors Inc.
		IDS Tower 10
		Minneapolis, Minnesota 55440
		Attention:  Legal Department

		If to Fund Party, to:

		Greenspring Fund
		Attention:  Liz Agresta
		Fax:  410-832-2832

    9.  Counterparts

This Agreement may be executed in one or more counterparts, each of which will be deemed an original, but all of which together shall constitute one and the same instrument.

IN WITNESS WHEREOF, this Agreement has been executed by a duly authorized representative of the parties hereto.


American Express Financial Advisors Inc.          Greenspring Fund

By:/s/John C. Boeder                              By:/s/Michael J. Fusting
   -----------------------------                     -------------------------

Name: John C. Boeder                              Name: Michael J. Fusting
     ---------------------------                       -----------------------

Title: Vice President                             Title: Sr. Vice President
      --------------------------                        ----------------------

Date: 10/11/99                                    Date: 10/8/99
     ---------------------------                       -----------------------






                             EXHIBIT H(9)

                        AMENDMENT TO AGREEMENT

            WITH AMERICAN EXPRESS FINANCIAL ADVISORS INC.


                        AMENDMENT TO AGREEMENT

This Amendment, dated as of February 1, 2000, by and between American Express Financial Advisors Inc. ("Broker") and Greenspring Fund, Incorporated is made to the Agreement, dated as of October 11, 1999, between the parties (the "Agreement"). All capitalized terms used herein, unless herein separately defined, shall have the same meaning as in the Agreement.

WHEREAS, the parties desire to amend the Agreement to allow AEFA to waive any account investment minimums applicable to purchase orders for Fund shares.

NOW, THEREFORE, in consideration of the promises and mutual covenants contained herein, the parties hereby agree to amend the Agreement as follows:

    1. Notwithstanding anything to the contrary contained in the Agreement, the parties hereby agree that Broker may waive any applicable account investment minimums when placing purchase orders for Fund shares on its customers' behalf through an omnibus clearing relationship with a broker/dealer having an account or accounts with each Fund.

    2. Except as specifically set forth herein, all other provisions of the Agreement shall remain in full force and effect.

    3. This Amendment may be executed in one or more counterparts, each of which will be deemed an original, but all of which together shall constitute one and the same Amendment.

IN WITNESS WHEREOF, this Amendment has been executed by a duly authorized representative of the parties hereto.


AMERICAN EXPRESS FINANCIAL ADVISORS INC.			GREENSPRING FUND, INCORPORATED

By:	/s/ John Boeder                     			By: /s/ Michael J. Fusting
   -------------------------                  ----------------------------
Name: John Boeder                       			Name: Michael J. Fusting
     -----------------------                    --------------------------
Title:Vice President and General Manager			Title: Sr. Vice President
      ----------------------------------         -------------------------
Date: 2/14/00                           			Date:	2/2/00
     -----------------------                    --------------------------


                               EXHIBIT I

                          OPINION AND CONSENT

                              OF COUNSEL


                      KIRKPATRICK & LOCKHART LLP
                   1800 Massachusetts Avenue, N.W.
                              2nd Floor
                     Washington, D.C. 20036-1800
                        Telephone 202-778-9000

April 21, 2000


Greenspring Fund, Incorporated
2330 W. Joppa Road, Suite 108
Lutherville, MD  21093-7207

Ladies and Gentlemen:

We have acted as counsel to Greenspring Fund, Incorporated, a Maryland corporation (the "Corporation"), in connection with Post-Effective Amendment No. 22 ("PEA") to the Corporation's Registration Statement on Form N-1A (File No. 2-81956) relating to the issuance and sale of Shares of the Corporation. You have requested our opinion with respect to the matters set forth below.

In this opinion letter, the term "Shares" refers to the shares of common stock of the Corporation that may be issued during the time that the PEA is effective and has not been superseded by another post-effective amendment.

In connection with rendering the opinions set forth below, we have examined copies, believed by us to be genuine, of the Corporation's Articles of Incorporation, and Bylaws, and any amendments thereto, and such other documents relating to its organization and operation and such resolutions of the Corporation's Board of Directors as we have deemed relevant to our opinions, as set forth herein.

The opinions set forth in this letter are limited to the laws and facts in existence on the date hereof, and are further limited to the laws (other than laws relating to choice of law) of the State of Maryland that in our experience are normally applicable to the issuance of shares of corporations organized under the laws of the State of Maryland and to the Securities Act of 1933, as amended (the "1933 Act"), the Investment Company Act of 1940, as amended (the "1940 Act"), and the rules and regulations of the Securities and Exchange Commission (the "SEC") thereunder.

Based on and subject to the foregoing, and the additional qualifications and other matters set forth below, it is our opinion that as of the date hereof the Shares, when sold in accordance with the terms contemplated by the PEA, including receipt by the Corporation of full payment for the Shares and compliance with the 1933 Act and 1940 Act, will have been validly issued and will be fully paid and non-assessable.

We are furnishing this opinion letter to you solely in connection with the issuance of the Shares. You may not rely on this opinion letter in any other connection, and it may not be furnished to or relied upon by any other person for any purpose, without specific prior written consent.

The foregoing opinions are rendered as of the date of this letter, except as otherwise indicated. We assume no obligation to update or supplement our opinions to reflect any changes of law or fact that may occur.

We hereby consent to this opinion letter accompanying the PEA when it is filed with the SEC and to the reference to our firm in the prospectus that is being filed as part of such PEA.

						                                   Very truly yours,
						                                   /s/ KIRKPATRICK & LOCKHART LLP
						                                   KIRKPATRICK & LOCKHART LLP

                               EXHIBIT J

                         OPINION AND CONSENT

                      OF INDEPENDENT ACCOUNTANTS

                  REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors and Shareholders of Greenspring Fund, Incorporated


In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statement of operations, statement of changes in net assets and financial highlights present fairly, in all material respects, the financial position of Greenspring Fund, Incorporated (the "Fund"), at December 31, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereinafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1999 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.


PricewaterhouseCoopers LLP
Baltimore, Maryland
January 28, 2000



                      CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in this Registration Statement on Form N-1A of our report dated January 28,2000, relating to the financial statements and financial highlights which appears in the December 31, 1999 Annual Report to Shareholders of Greenspring Fund, Inc., which are also incorporated by reference into the Registration Statement. We also consent to the references to us under the headings "Financial Highlights", and "Independent Accountants" in such Registration Statement.


PricewaterhouseCoopers LLP
Baltimore, Maryland
April 26, 2000


                               EXHIBIT O

                            CODES OF ETHICS



                    GREENSPRING FUND, INCORPORATED

                            Code of Ethics


Legal Requirements

Rule 17j-1 under the Investment Company Act of 1940 (the "1940 Act") makes it unlawful for an affiliated person, including any director or officer, of a registered investment company such as Greenspring Fund, Incorporated
(the "Fund") in connection with the purchase or sale, directly or indirectly, by such person of a security, including options, futures and commodities, "held or to be acquired" by such registered investment company, including the Fund to:

    (1)	employ any device, scheme or artifice to defraud the Fund;

    (2)	make to the Fund any untrue statement of a material fact or omit to state to the Fund a material fact necessary in order to make the statements made, in light of the circumstances under which they are made, not misleading;

    (3)	engage in any act, practice, or course of business which operates or would operate as a fraud or deceit upon the Fund; or

    (4)	engage in any manipulative practice with respect to the Fund.

A security (including any option to purchase or sell, and any security convertible into or exchangeable for a security) is "held or to be acquired" within the meaning of Rule 17j-1 under the 1940 Act if, within the most recent fifteen days it: (i) is or has been held by the Fund, or (ii) is being or has been considered by the Fund or its investment adviser for purchase by the Fund.

Statement of General Principles

The undersigned understands and acknowledges that the Fund is a registered investment company within the meaning of the 1940 Act. As an officer, director, or employee of the Fund, the undersigned will:

    (1)	comply with the legal requirements of Rule 17j-1, including specifically the requirements set forth above;

    (2)	conduct his/her affairs with integrity and dignity;

    (3)	act in an ethical manner in dealings with the Fund;

    (4)	at all times place the interest of shareholders of the Fund first;

    (5)	conduct all personal securities transactions in a manner consistent with the Code of Ethics as to avoid any actual or potential conflict of interest or any abuse of an individual's position of trust and responsibility;

    (6)	apply the fundamental standard that investment company personnel should not take inappropriate advantage of  their positions;

    (7)	strive to maintain and improve competence;

    (8)	use proper care and exercise professional judgement in dealing with the operations of the Fund as required under the 1940 Act, the rules and regulations thereunder, and any other applicable state or federal laws; and

    (9) comply with the Fund's policies as set forth below.

Fund Policies

It is the policy of the Fund that no access person shall engage in any act, practice or course of conduct that would violate the provisions of Rule 17j-1 under the 1940 Act or the statement of general principles each as set forth above. An access person includes (i) any director, officer or general partner of the Fund or Corbyn Investment Management, Inc. ("Corbyn"), the investment adviser to the Fund; (ii) any employee of the Fund or Corbyn who, in connection with his or her regular functions or duties, makes, participates in, or obtains information regarding the purchase or sale of security by the Fund, or whose functions relate to the making of any recommendation with respect to the purchase or sale of a security by the Fund; and (iii) any natural person in a control relationship (25% ownership) to the Fund or Corbyn who obtains information concerning recommendations made to the Fund with regard to the purchase or sale of a security by the Fund.

It is understood that as a condition of employment with the Fund or Fund board membership all access persons of the Fund (for their own or related accounts) shall avoid circumstances or transactions which could be considered in conflict with the interests of the Fund and its shareholders.

A Compliance Committee, consisting of the Fund's trader and portfolio manager, is responsible for the maintenance of the Fund's Code of Ethics and personal trading policies.

Access persons' personal security transactions shall be on a last in and last out basis for securities which are also purchased or sold for the Fund. A buying or selling interest on the part of an access person therefore will not affect the price paid or received by the Fund for any security. It is also required that no access person who is aware that the Fund is purchasing or selling a particular security, or that the Fund has such a purchase or sale under consideration, shall enter an order for the purchase or sale of such security until after the Fund's transactions in that security have been completed.

However, should it be deemed appropriate to purchase a security for the Fund which is currently held by an access person, the access person will have the option to either: (i) sell the security in question prior to purchase of such security for the Fund; or (ii) to retain the security subject to the condition that the holding be maintained in the account or accounts in question until all shares of such security are entirely eliminated as a Fund holding. Access persons holding a security which is held by the Fund must be last to sell. Exceptions to the last to sell policy will be permitted but only under extraordinary circumstances after the access person desiring the exception requests permission to and preclears the trade with the Compliance Committee.

Access persons are required to have all personal securities transactions "precleared", in writing, by the Compliance Committee. Except as otherwise provided in the Code of Ethics, classes of securities exempt from preclearance requirements include direct obligations of the Government of the United States; bankers' acceptances, bank certificates of deposit, commercial paper, and high quality short-term debt instruments, including repurchase agreements; shares issued by registered open-end investment companies; purchases which are part of an automatic dividend reinvestment plan; or private placement securities. The request should include: (i) the security to be purchased or sold; (ii) whether the purchase or sale is a market or limit order; (iii) the account in which the transaction is to occur; (iv) the maximum number of shares to be purchased or sold; and (v) that the person involved has read and believes the transaction complies with the Code of Ethics. Preclearance authorization will remain valid for that trading day. If the trade is not executed on that trading day, preclearance should again be received on subsequent days before another order is entered. Once preclearance has been granted, personal activity in the cleared security will be monitored. Access persons who find it impractical to "preclear", such as a trustee for a trust, in the alternative may make other arrangements with the Compliance Committee.

Each access person shall submit (i) a record of every security transaction in which the person acquires any direct or indirect beneficial ownership of a security as interpreted pursuant to Section 16a-1(a)(2) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"); and (ii) a record of every securities account established by the access person. Such reports shall be filed no later than ten days after the end of each calendar quarter. The security transaction report must include: (i) title of the security, the interest rate and maturity date (if applicable), the number of shares and the principal amount; (ii) trade date; (iii) price at which transaction was effected; (iv) broker-dealer or bank name; and (v) the date the report is submitted by the access person. The securities account report must include:
(i) the name of the broker-dealer or bank with whom the access person established the account; (ii) the date the account was established; and (iii) the date the report is submitted by the access person. The Compliance Committee will review the records for any potential conflict of interest. This process of review includes, but is not limited to, comparing the Fund trade log records with records submitted by access persons.

A disinterested director of the Fund is only required to report on transactions where such director, at the time of that transaction, knew or, in the ordinary course of fulfilling his official duties as a director of the Fund, should have known that, during the 15-day period immediately before or after the date of the transaction by the director, such security (including any option to purchase or sell a security) is or was purchased or sold by the Fund or was being considered for purchase or sale by the Fund or Corbyn.

Access persons must arrange for duplicate copies of broker advices covering each securities transaction to be mailed by the broker executing the transaction directly to an individual selected by the Compliance Committee of the Fund.

Access persons, except disinterested directors, are required to disclose within ten days of employment and thereafter annually the title, number of shares and principal amount of each security in which the access person has any direct or indirect beneficial ownership and the name of any broker, dealer or bank with whom the access person maintains an account in which any securities are held for the direct or indirect benefit of the access person.

Classes of securities exempt from reporting requirements are: direct obligations of the Government of the United States; bankers' acceptances, bank certificates of deposit, commercial paper, and high quality short-term debt instruments, including repurchase agreements; or shares issued by registered open-end investment companies.

All investment personnel shall obtain approval from the Compliance Committee before directly or indirectly acquiring beneficial ownership in any securities in an Initial Public Offering ("IPO") or a Limited Offering. Investment personnel include: (i) any employee of the Fund or Corbyn who, in connection with his or her regular functions or duties, makes or participates in making recommendations with respect to the purchase or sale of a security by the Fund; and (ii) any natural person in a control relationship (25% ownership) to the Fund or Corbyn who obtains information concerning recommendations made to the Fund with regard to the purchase or sale of a security by the Fund. An IPO means an offering of securities registered under the Securities Act of 1933, as amended (the "Securities Act"), the issuer of which, immediately before the registration, was not subject to the reporting requirements of sections 13 or 15(d) of the Exchange Act. A Limited Offering means an offering that is exempt from registration under the Securities Act pursuant to section 4(2) or section 4(6) or pursuant to rule 504, rule 505, or rule 506 under the Securities Act. Investment personnel who have been authorized to acquire securities in an IPO or a Limited Offering are required to disclose that investment when they play a part in any subsequent consideration of an investment in the issuer by the Fund.

Investment personnel are expressly permitted to participate in an offering of the common shares of a thrift that is converting from mutual ownership to public ownership, if participation in the offering is a result of the individual's position as a depositor or borrower at the thrift.

Access persons are prohibited from receiving any gift or other thing of more than de minimis value from any person or entity that does business with the Fund.

Access persons are prohibited from serving on the boards of directors of publicly traded companies, absent prior authorization based upon a determination by the Compliance Committee that the board service would be consistent with the interests of the Fund and its shareholders.

The Compliance Committee shall notify each person who is an access person who may be required to make reports pursuant to these policies that such person is subject to the reporting requirements, and shall deliver a copy of this policy to each such person.

The Board of Directors of the Fund shall consider reports made to it by the Compliance Committee and shall determine whether the policies established hereunder have been violated, and what sanctions, if any, should be imposed. The Board shall review the operation of this policy at least once a year.

No less frequently than annually, the Fund and Corbyn each shall furnish to the Board, and the Board must consider, a written report that:

   (1) Describes any issues arising under its code or procedures related thereto since the last report to the Board, including information about material violations of its code or any procedures related thereto and sanctions imposed in response to any violation; and

   (2) Certifies that it has adopted procedures reasonable necessary to prevent access persons from violating its code.

All information furnished pursuant to this Code shall be kept confidential, subject to the right of inspection by the Board, and by the Securities and Exchange Commission.

The Board (including a majority of disinterested directors) shall approve any material change to this Code within six months of such a change. Prior to approving any such change, the Board must receive a certification from the Fund that it has adopted procedures reasonably necessary to prevent access persons from violating this Code.

The Board (including a majority of disinterested directors) shall approve Corbyn's code of ethics, and any material changes thereto within six months of such a change. Prior to approving Corbyn's code of ethics or any material amendments thereto, the Board must receive a certification from Corbyn that it has adopted procedures reasonably necessary to prevent access persons from violating its Code.

The Fund will maintain, and furnish to the Board, a list of all of its access persons and will provide each access person with a copy of this Code. The Fund shall maintain records in the manner and to the extent required by paragraph
(f) of Rule 17j-1.

    (a)	The undersigned has read the above and hereby states that to the best of his/her knowledge he/she has acted in no way in which he/she created a conflict with the best interest of the Fund.

                       YES_____                		NO_____


    (b)	The undersigned believes that he/she has taken certain actions which might possibly be considered a conflict of interest with the Fund.

                       YES_____                		NO_____

If the answer to (a) is NO or the answer to (b) is YES, a full explanation of the nature of involvement in these actions under consideration should be attached to this document.


The undersigned understands that he/she is an access person as set forth above. As an access person to the Fund, the undersigned has not, to the best of his/her knowledge, participated in or taken any actions related to the Fund which might be considered in conflict with the Code of Ethics and the best interests of the Fund or its shareholders.

The undersigned has submitted a true and accurate record of all transactions required by its Code to be reported; and that such record was submitted in a timely fashion and was complete and accurate at the time of submission.



Dated________________           	             		Signed______________________





04/12/00